UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22452

First Trust Series Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust Preferred
Securities and Income Fund

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust Preferred Securities and Income Fund
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income Fund
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Preferred Securities and Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Preferred Securities and Income Fund
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
First Trust Preferred Securities and Income Fund	Net Asset Value (NAV)
Class A (FPEAX)	$21.34
Class C (FPECX)	$21.44
Class F (FPEFX)	$21.58
Class I (FPEIX)	$21.49
Class R3 (FPERX)	$21.30

Sector Allocation	% of Total Investments
Financials	74.6%
Utilities	8.1
Consumer Staples	4.6
Energy	4.3
Real Estate	3.0
Materials	1.7
Industrials	1.4
Communication Services	1.3
Consumer Discretionary	1.0
Total	100.0%

Credit Quality(1)	% of Total Investments
A-	3.3%
BBB+	10.6
BBB	14.5
BBB-	26.0
BB+	27.0
BB	9.0
BB-	2.2
B+	2.6
B	0.2
Not Rated	4.6
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	2.2%
Enel S.p.A.	2.2
Farm Credit Bank of Texas, Series 1	2.1
Liberty Mutual Group, Inc.	2.0
Royal Bank of Scotland Group PLC	1.9
Credit Agricole S.A.	1.9
Barclays PLC	1.7
ING Groep N.V.	1.7
Catlin Insurance Co., Ltd.	1.6
Wells Fargo & Co., Series K	1.6
Total	18.9%

Dividend Distributions	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R3 Shares
Current Monthly Distribution per Share(2)	$0.0956	$0.0825	$0.0974	$0.1000	$0.0913
Current Distribution Rate on NAV(3)	5.38%	4.62%	5.42%	5.58%	5.14%
(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Most recent distribution paid or declared through 4/30/2019. Subject to change in the future.
(3)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 4/30/2019. Subject to change in the future.

First Trust Preferred Securities and Income Fund
“AT A GLANCE” (Continued)
As of April 30, 2019 (Unaudited)
Performance of a $10,000 investment
This chart compares your Fund’s Class I performance to that of the ICE BofAML Fixed Rate Preferred Securities Index, the ICE BofAML U.S. Capital Securities Index and the Blended Index(4) from 1/11/2011 through 4/30/2019.

Performance as of April 30, 2019
	A Shares Inception 2/25/2011		C Shares Inception 2/25/2011		F Shares Inception 3/2/2011	I Shares Inception 1/11/2011	R3 Shares Inception 3/2/2011	Blended Index*	P0P1* ICE BofAML Fixed Rate Preferred Securities Index	C0CS* ICE BofAML U.S. Capital Securities Index
Cumulative Total Returns	w/o sales charge	w/max 4.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges	w/o sales charges	w/o sales charges	w/o sales charges
6 Months	5.22%	0.49%	4.86%	3.86%	5.27%	5.37%	5.05%	6.54%	6.62%	6.44%
1 Year	4.39%	(0.30)%	3.69%	2.70%	4.45%	4.72%	4.09%	6.51%	6.87%	6.11%
Average Annual Total Returns
5 Years	5.76%	4.79%	5.01%	5.01%	5.87%	6.07%	5.46%	5.36%	6.13%	4.58%
Since Inception	6.26%	5.67%	5.51%	5.51%	6.42%	6.65%	5.91%	6.48%	6.46%	6.47%
30-Day SEC Yield(5)	4.25%		3.75%		4.52%	4.74%	4.19%	N/A	N/A	N/A
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for Class R3 Shares were 0.75% of average daily net assets.
(4)	The Blended Index return is a 50/50 split between the ICE BofAML Fixed Rate Preferred Securities Index and ICE BofAML U.S. Capital Securities Index.
(5)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Management
First Trust Preferred Securities and Income Fund
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager

First Trust Preferred Securities and Income Fund
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,052.20	$ 7.12	$ 1,000.00	$ 1,017.85	$ 7.00	1.40%
Class C	1,000.00	1,048.60	10.31	1,000.00	1,014.73	10.14	2.03
Class F	1,000.00	1,052.70	6.62	1,000.00	1,018.35	6.51	1.30
Class I	1,000.00	1,053.70	5.19	1,000.00	1,019.74	5.11	1.02
Class R3	1,000.00	1,050.50	8.39	1,000.00	1,016.61	8.25	1.65

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Preferred Securities and Income Fund
Portfolio of Investments
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 16.3%
	Banks – 4.5%
24,305	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52% (a)	4.00%	(b)	$564,848
25,034	Bank of America Corp., Series HH	5.88%	(b)	656,892
30,000	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (a)	8.95%	10/30/40	812,100
30,000	Citigroup, Inc., Series K (c)	6.88%	(b)	831,600
30,000	Citizens Financial Group, Series D (c)	6.35%	(b)	791,700
115,000	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a)	8.47%	02/15/40	3,024,500
54,440	MB Financial, Inc., Series C	6.00%	(b)	1,385,498
36,673	People’s United Financial, Inc., Series A (c)	5.63%	(b)	946,164
36,120	Valley National Bancorp, Series B (c)	5.50%	(b)	914,558
41,926	Wintrust Financial Corp., Series D (c)	6.50%	(b)	1,170,574
				11,098,434
	Capital Markets – 0.7%
14,689	Affiliated Managers Group, Inc.	5.88%	03/30/59	371,779
25,339	Apollo Global Management, LLC, Series B	6.38%	(b)	637,023
23,690	Morgan Stanley, Series F (c)	6.88%	(b)	652,896
				1,661,698
	Diversified Financial Services – 0.4%
42,316	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	1,062,978
	Equity Real Estate Investment Trusts – 3.0%
23,626	American Homes 4 Rent, Series E	6.35%	(b)	623,726
49,976	Colony Capital, Inc., Series E	8.75%	(b)	1,250,899
37,305	Colony Capital, Inc., Series H	7.13%	(b)	752,069
26,626	Digital Realty Trust, Inc., Series K	5.85%	(b)	679,496
25,000	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (d)	6.00%	(b)	594,500
23,390	Global Net Lease, Inc., Series A	7.25%	(b)	598,784
15,000	Urstadt Biddle Properties, Inc., Series H	6.25%	(b)	391,500
102,470	VEREIT, Inc., Series F	6.70%	(b)	2,573,022
				7,463,996
	Food Products – 1.1%
93,791	CHS, Inc., Series 2 (c)	7.10%	(b)	2,462,014
726	CHS, Inc., Series 3 (c)	6.75%	(b)	18,876
5,676	CHS, Inc., Series 4	7.50%	(b)	156,374
				2,637,264
	Insurance – 2.4%
4,822	AmTrust Financial Services, Inc.	7.25%	06/15/55	88,243
5,383	AmTrust Financial Services, Inc.	7.50%	09/15/55	100,554
50,000	Aspen Insurance Holdings Ltd. (c)	5.95%	(b)	1,319,000
69,176	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a)	5.87%	05/15/37	1,573,754
52,753	Enstar Group Ltd., Series D (c)	7.00%	(b)	1,363,665
14,443	National General Holdings Corp.	7.63%	09/15/55	371,907
25,700	Phoenix Cos., Inc.	7.45%	01/15/32	421,223
28,961	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	782,816
				6,021,162
	Mortgage Real Estate Investment Trusts – 1.4%
25,000	AGNC Investment Corp., Series C (c)	7.00%	(b)	647,500
36,974	Annaly Capital Management, Inc., Series F (c)	6.95%	(b)	948,013
13,200	Invesco Mortgage Capital, Inc., Series B (c)	7.75%	(b)	350,460
15,000	Invesco Mortgage Capital, Inc., Series C (c)	7.50%	(b)	380,400
23,000	Two Harbors Investment Corp., Series B (c)	7.63%	(b)	576,840

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts (Continued)
25,000	Two Harbors Investment Corp., Series C (c)	7.25%	(b)	$618,000
				3,521,213
	Multi-Utilities – 1.6%
27,206	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	728,577
15,524	CMS Energy Corp.	5.88%	10/15/78	412,317
57,844	Integrys Holding, Inc. (c)	6.00%	08/01/73	1,506,836
30,000	Just Energy Group, Inc., Series A (c)	8.50%	(b)	654,600
24,000	NiSource, Inc., Series B (c)	6.50%	(b)	633,120
				3,935,450
	Oil, Gas & Consumable Fuels – 0.5%
17,738	Enbridge, Inc., Series B (c)	6.38%	04/15/78	468,815
965	Energy Transfer Operating L.P., Series C (c)	7.38%	(b)	23,671
4,580	Energy Transfer Operating L.P., Series D (c)	7.63%	(b)	113,676
30,295	Energy Transfer Operating L.P., Series E (c)	7.60%	(b)	753,437
				1,359,599
	Thrifts & Mortgage Finance – 0.2%
19,735	New York Community Bancorp, Inc., Series A (c)	6.38%	(b)	523,964
	Trading Companies & Distributors – 0.5%
48,229	Air Lease Corp., Series A (c)	6.15%	(b)	1,266,011
	Total $25 Par Preferred Securities			40,551,769
	(Cost $40,267,781)
$100 PAR PREFERRED SECURITIES – 2.8%
	Banks – 2.7%
32,500	CoBank ACB, Series F (c) (e)	6.25%	(b)	3,375,938
27,000	CoBank ACB, Series G (e)	6.13%	(b)	2,781,000
5,500	Farm Credit Bank of Texas (c) (f)	6.75%	(b)	583,000
				6,739,938
	Consumer Finance – 0.1%
5,130	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	4.31%	(b)	338,785
	Total $100 Par Preferred Securities			7,078,723
	(Cost $6,634,735)
$1,000 PAR PREFERRED SECURITIES – 3.1%
	Banks – 2.7%
443	CoBank ACB, 3 Mo. LIBOR + 1.18% (a) (f)	3.76%	(b)	295,703
4,500	Farm Credit Bank of Texas, Series 1 (e)	10.00%	(b)	5,085,000
1,261	Sovereign Real Estate Investment Trust (f)	12.00%	(b)	1,368,456
				6,749,159
	Diversified Financial Services – 0.2%
500	Compeer Financial ACA (c) (f)	6.75%	(b)	526,875
	Oil, Gas & Consumable Fuels – 0.2%
500	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (a) (f)	6.58%	08/18/57	461,458
	Total $1,000 Par Preferred Securities			7,737,492
	(Cost $8,494,619)
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 76.5%
	Automobiles – 1.0%
$2,400,000	General Motors Financial Co., Inc., Series B (c)	6.50%	(b)	$2,326,116
	Banks – 39.6%
1,600,000	Australia & New Zealand Banking Group Ltd. (c) (g) (h)	6.75%	(b)	1,735,400
1,000,000	Banco Mercantil del Norte S.A. (c) (g) (h)	7.63%	(b)	1,043,000
2,600,000	Banco Santander S.A. (c) (h)	6.38%	(b)	2,604,940
1,600,000	Banco Santander S.A. (c) (h)	7.50%	(b)	1,673,944
500,000	Bank of America Corp., Series X (c)	6.25%	(b)	539,070
250,000	Bank of America Corp., Series Z (c)	6.50%	(b)	274,710
350,000	Barclays PLC (c) (h)	7.75%	(b)	362,037
4,000,000	Barclays PLC (c) (h)	7.88%	(b)	4,227,300
3,200,000	Barclays PLC (c) (h)	8.00%	(b)	3,376,000
200,000	BNP Paribas S.A. (c) (g) (h)	6.63%	(b)	204,128
1,439,000	BNP Paribas S.A. (c) (g) (h)	6.75%	(b)	1,488,221
1,987,000	BNP Paribas S.A. (c) (g) (h)	7.63%	(b)	2,094,467
650,000	Citigroup, Inc. (c)	5.95%	(b)	673,563
1,850,000	Citigroup, Inc., Series O (c)	5.88%	(b)	1,876,076
680,000	Citigroup, Inc., Series P (c)	5.95%	(b)	712,895
1,250,000	Citigroup, Inc., Series R (c)	6.13%	(b)	1,294,794
262,000	Citigroup, Inc., Series T (c)	6.25%	(b)	280,897
2,500,000	CoBank ACB, Series I (c) (e)	6.25%	(b)	2,631,250
400,000	Credit Agricole S.A. (c) (g) (h)	6.88%	(b)	417,244
4,400,000	Credit Agricole S.A. (c) (g) (h)	7.88%	(b)	4,790,254
3,485,000	Credit Agricole S.A. (c) (g) (h)	8.13%	(b)	3,977,012
2,350,000	Danske Bank A.S. (c) (h)	6.13%	(b)	2,209,000
600,000	Farm Credit Bank of Texas, Series 3 (c) (g)	6.20%	(b)	608,188
2,444,000	HSBC Holdings PLC (c) (h)	6.38%	(b)	2,550,008
1,400,000	ING Groep N.V. (c) (h)	6.50%	(b)	1,417,080
4,000,000	ING Groep N.V. (c) (h)	6.88%	(b)	4,178,384
2,954,000	Intesa Sanpaolo S.p.A. (c) (g) (h)	7.70%	(b)	2,895,673
1,434,000	JPMorgan Chase & Co., Series I , 3 Mo. LIBOR + 3.47% (a)	6.05%	(b)	1,443,013
1,811,000	JPMorgan Chase & Co., Series V (c)	5.00%	(b)	1,817,791
3,000,000	Lloyds Bank PLC (c) (g)	12.00%	(b)	3,618,375
2,700,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	2,841,750
2,700,000	Lloyds Banking Group PLC (c) (h)	7.50%	(b)	2,804,287
1,207,000	Nordea Bank Abp (c) (h)	6.13%	(b)	1,192,685
200,000	Nordea Bank Abp (c) (g) (h)	6.13%	(b)	197,628
2,800,000	Nordea Bank Abp (c) (g) (h)	6.63%	(b)	2,865,450
2,700,000	Royal Bank of Scotland Group PLC (c) (h)	8.00%	(b)	2,946,375
4,450,000	Royal Bank of Scotland Group PLC (c) (h)	8.63%	(b)	4,794,875
3,000,000	Societe Generale S.A. (c) (g) (h)	7.38%	(b)	3,127,500
2,250,000	Societe Generale S.A. (c) (g) (h)	7.88%	(b)	2,375,190
1,500,000	Standard Chartered PLC (c) (g) (h)	7.50%	(b)	1,585,780
2,250,000	Standard Chartered PLC (c) (g) (h)	7.75%	(b)	2,400,502
2,000,000	Swedbank AB (c) (h)	6.00%	(b)	1,965,044
3,100,000	UniCredit S.p.A. (c) (h)	8.00%	(b)	2,995,499
2,000,000	UniCredit S.p.A. (c) (g)	5.86%	06/19/32	1,871,426
1,300,000	UniCredit S.p.A. (c) (g)	7.30%	04/02/34	1,326,339
4,000,000	Wells Fargo & Co., Series K , 3 Mo. LIBOR + 3.77% (a)	6.38%	(b)	4,025,000
2,000,000	Zions Bancorp NA, Series J (c)	7.20%	(b)	2,166,280
				98,496,324
	Capital Markets – 5.1%
650,000	Credit Suisse Group AG (c) (g) (h)	7.25%	(b)	676,244
2,750,000	Credit Suisse Group AG (c) (g) (h)	7.50%	(b)	2,952,419
2,300,000	Credit Suisse Group AG (c) (g) (h)	7.50%	(b)	2,425,028

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$2,500,000	E*TRADE Financial Corp., Series A (c)	5.88%	(b)	$2,587,500
1,000,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(b)	1,023,485
1,600,000	UBS Group Funding Switzerland AG (c) (h)	6.88%	(b)	1,657,029
400,000	UBS Group Funding Switzerland AG (c) (h)	7.00%	(b)	430,500
1,000,000	UBS Group Funding Switzerland AG (c) (h)	7.13%	(b)	1,022,540
				12,774,745
	Consumer Finance – 0.2%
462,000	American Express Co., Series C (c)	4.90%	(b)	464,211
	Diversified Financial Services – 0.8%
2,000,000	Voya Financial, Inc. (c)	5.65%	05/15/53	2,008,430
	Diversified Telecommunication Services – 1.3%
750,000	Koninklijke KPN N.V. (c) (g)	7.00%	03/28/73	792,536
2,350,000	Koninklijke KPN N.V. (c)	7.00%	03/28/73	2,483,280
				3,275,816
	Electric Utilities – 5.6%
5,010,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	5,398,701
4,761,000	Enel S.p.A. (c) (g)	8.75%	09/24/73	5,356,125
1,200,000	NextEra Energy Capital Holdings, Inc. (c)	5.65%	05/01/79	1,221,197
500,000	PPL Capital Funding, Inc., Series A , 3 Mo. LIBOR + 2.67% (a)	5.27%	03/30/67	459,657
1,000,000	Southern (The) Co., Series B (c)	5.50%	03/15/57	1,020,308
500,000	Southern California Edison Co., Series E (c)	6.25%	(b)	499,535
				13,955,523
	Energy Equipment & Services – 1.0%
2,500,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	2,563,538
	Food Products – 3.5%
1,300,000	Dairy Farmers of America, Inc. (f)	7.13%	(b)	1,217,729
3,000,000	Land O’Lakes Capital Trust I (f)	7.45%	03/15/28	3,258,750
1,200,000	Land O’Lakes, Inc. (g)	7.25%	(b)	1,179,000
3,000,000	Land O’Lakes, Inc. (g)	8.00%	(b)	3,097,500
				8,752,979
	Insurance – 12.5%
1,050,000	Aegon N.V. (c)	5.50%	04/11/48	1,068,863
625,000	American International Group, Inc., Series A-9 (c)	5.75%	04/01/48	632,866
700,000	Asahi Mutual Life Insurance Co. (c)	6.50%	(b)	711,172
1,500,000	Asahi Mutual Life Insurance Co. (c)	7.25%	(b)	1,587,962
1,950,000	Assurant, Inc. (c)	7.00%	03/27/48	1,992,344
4,100,000	Catlin Insurance Co., Ltd. , 3 Mo. LIBOR + 2.98% (a) (g)	5.57%	(b)	4,031,468
1,063,000	Everest Reinsurance Holdings, Inc. , 3 Mo. LIBOR + 2.39% (a)	5.07%	05/15/37	958,496
1,000,000	Fortegra Financial Corp. (c) (f)	8.50%	10/15/57	1,046,715
1,000,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(b)	1,088,181
3,420,000	Hartford Financial Services Group (The), Inc. , 3 Mo. LIBOR + 2.13% (a) (g)	4.81%	02/12/47	3,063,927
3,285,000	Liberty Mutual Group, Inc. (c)	10.75%	06/15/58	4,900,284
500,000	Liberty Mutual Group, Inc. , 3 Mo. LIBOR + 2.91% (a) (g)	5.52%	03/15/37	475,845
1,200,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (g)	4.95%	(b)	1,228,068
1,826,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (g)	7.00%	03/15/72	1,977,494
1,000,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	1,049,215
2,000,000	QBE Insurance Group Ltd. (c) (g)	7.50%	11/24/43	2,178,430
2,500,000	QBE Insurance Group Ltd. (c)	6.75%	12/02/44	2,694,913
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$400,000	VIVAT N.V. (c)	6.25%	(b)	$398,318
				31,084,561
	Metals & Mining – 1.7%
1,473,000	BHP Billiton Finance USA Ltd. (c) (g)	6.25%	10/19/75	1,542,253
2,300,000	BHP Billiton Finance USA Ltd. (c) (g)	6.75%	10/19/75	2,591,445
				4,133,698
	Multi-Utilities – 0.9%
650,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(b)	664,196
1,485,000	NiSource, Inc. (c)	5.65%	(b)	1,491,475
				2,155,671
	Oil, Gas & Consumable Fuels – 2.5%
900,000	DCP Midstream L.P., Series A (c)	7.38%	(b)	888,044
450,000	DCP Midstream Operating L.P. (c) (g)	5.85%	05/21/43	418,500
1,000,000	Enbridge, Inc. (c)	6.25%	03/01/78	1,014,635
1,705,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	1,709,970
2,661,000	Energy Transfer Operating L.P. , 3 Mo. LIBOR + 3.02% (a)	5.75%	11/01/66	2,215,282
				6,246,431
	Transportation Infrastructure – 0.8%
2,000,000	AerCap Global Aviation Trust (c) (g)	6.50%	06/15/45	2,050,000
	Total Capital Preferred Securities			190,288,043
	(Cost $190,647,102)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.4%
	Insurance – 0.4%
1,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	982,779
	(Cost $996,288)

Total Investments – 99.1%	246,638,806
(Cost $247,040,525) (i)
Net Other Assets and Liabilities – 0.9%	2,172,175
Net Assets – 100.0%	$248,810,981

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)	Pursuant to procedures adopted by the First Trust Series Fund’s (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (“Stonebridge”), the Fund’s sub-advisor.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by Stonebridge. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $74,658,059 or 30.0% of net assets.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
(h)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2019, securities noted as such amounted to $82,500,418 or 33.2% of net assets. Of these securities, 1.3% originated in emerging markets, and 98.7% originated in foreign markets.
(i)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,451,321 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,853,040. The net unrealized depreciation was $401,719.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Banks	$ 11,098,434	$ 9,712,936	$ 1,385,498	$ —
Diversified Financial Services	1,062,978	—	1,062,978	—
Insurance	6,021,162	3,837,388	2,183,774	—
Multi-Utilities	3,935,450	2,428,614	1,506,836	—
Other industry categories*	18,433,745	18,433,745	—	—
$100 Par Preferred Securities:
Banks	6,739,938	—	6,739,938	—
Consumer Finance	338,785	338,785	—	—
$1,000 Par Preferred Securities*	7,737,492	—	7,737,492	—
Capital Preferred Securities*	190,288,043	—	190,288,043	—
Corporate Bonds and Notes*	982,779	—	982,779	—
Total Investments	$ 246,638,806	$ 34,751,468	$ 211,887,338	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $247,040,525)	$ 246,638,806
Cash	2,680,342
Receivables:
Interest	2,436,622
Fund shares sold	623,133
Investment securities sold	405,571
Dividends	38,622
Prepaid expenses	55,453
Total Assets	252,878,549
LIABILITIES:
Payables:
Investment securities purchased	2,711,650
Fund shares redeemed	969,286
Investment advisory fees	156,107
Distributions	103,154
12b-1 distribution and service fees	55,499
Audit and tax fees	22,631
Administrative fees	15,820
Shareholder reporting fees	9,586
Transfer agent fees	8,511
Registration fees	7,689
Custodian fees	2,758
Commitment and administrative agency fees	1,399
Trustees’ fees and expenses	1,383
Financial reporting fees	731
Other liabilities	1,364
Total Liabilities	4,067,568
NET ASSETS	$248,810,981
NET ASSETS consist of:
Paid-in capital	$ 259,846,076
Par value	115,949
Accumulated distributable earnings (loss)	(11,151,044)
NET ASSETS	$248,810,981
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $32,161,472 and 1,506,746 shares of beneficial interest issued and outstanding)	$21.34
Maximum sales charge (4.50% of offering price)	1.01
Maximum offering price to public	$22.35
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $58,812,947 and 2,743,709 shares of beneficial interest issued and outstanding)	$21.44
Class F Shares:
Net asset value and redemption price per share (Based on net assets of $4,390,008 and 203,461 shares of beneficial interest issued and outstanding)	$21.58
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $152,696,012 and 7,105,794 shares of beneficial interest issued and outstanding)	$21.49
Class R3 Shares:
Net asset value and redemption price per share (Based on net assets of $750,542 and 35,239 shares of beneficial interest issued and outstanding)	$21.30

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 6,472,787
Dividends	1,716,199
Total investment income	8,188,986
EXPENSES:
Investment advisory fees	948,257
12b-1 distribution and/or service fees:
Class A	40,313
Class C	285,413
Class F	4,333
Class R3	1,798
Transfer agent fees	95,467
Administrative fees	50,301
Registration fees	30,861
Shareholder reporting fees	30,179
Commitment and administrative agency fees	24,171
Legal fees	21,886
Custodian fees	18,424
Audit and tax fees	17,554
Trustees’ fees and expenses	8,196
Financial reporting fees	4,587
Listing expense	1,352
Other	5,229
Total expenses	1,588,321
Fees waived and expenses reimbursed by the investment advisor	(17,845)
Net expenses	1,570,476
NET INVESTMENT INCOME (LOSS)	6,618,510
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	20,634
Net change in unrealized appreciation (depreciation) on investments	5,594,043
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,614,677
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 12,233,187
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 6,618,510	$ 13,166,754
Net realized gain (loss)	20,634	(1,628,284)
Net change in unrealized appreciation (depreciation)	5,594,043	(15,896,751)
Net increase (decrease) in net assets resulting from operations	12,233,187	(4,358,281)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(899,525)	(1,994,865)
Class C Shares	(1,370,532)	(2,804,369)
Class F Shares	(161,946)	(350,933)
Class I Shares	(4,081,389)	(7,801,065)
Class R3 Shares	(19,201)	(35,756)
Total distributions to shareholders from investment operations	(6,532,593)	(12,986,988)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	—	(42,759)
Class C shares	—	(60,012)
Class F shares	—	(7,338)
Class I shares	—	(167,713)
Class R3 shares	—	(765)
Total distributions to shareholders from return of capital	—	(278,587)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	56,164,250	107,089,680
Proceeds from shares reinvested	5,905,883	12,102,249
Cost of shares redeemed	(65,148,993)	(108,659,756)
Net increase (decrease) in net assets resulting from capital transactions	(3,078,860)	10,532,173
Total increase (decrease) in net assets	2,621,734	(7,091,683)
NET ASSETS:
Beginning of period	246,189,247	253,280,930
End of period	$248,810,981	$246,189,247

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class A Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.85	$ 22.39	$ 21.63	$ 21.13	$ 21.20	$ 20.27
Income from investment operations:
Net investment income (loss)	0.57 (a)	1.11 (a)	1.11 (a)	1.16 (a)	1.18 (a)	1.14 (a)
Net realized and unrealized gain (loss)	0.49	(1.50)	0.80	0.49	(0.13)	0.91
Total from investment operations	1.06	(0.39)	1.91	1.65	1.05	2.05
Distributions paid to shareholders from:
Net investment income	(0.57)	(1.13)	(1.15)	(1.15)	(1.12)	(1.09)
Return of capital	—	(0.02)	—	—	—	(0.03)
Total distributions	(0.57)	(1.15)	(1.15)	(1.15)	(1.12)	(1.12)
Net asset value, end of period	$21.34	$20.85	$22.39	$21.63	$21.13	$21.20
Total return (b)	5.22%	(1.77)%	9.05%	8.09%	5.05%	10.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 32,161	$ 36,262	$ 39,063	$ 35,468	$ 28,585	$ 32,874
Ratio of total expenses to average net assets	1.41% (c)	1.37%	1.36%	1.51% (d)	1.50% (d)	1.40%
Ratio of net expenses to average net assets	1.40% (c)	1.37%	1.36%	1.41% (d)	1.41% (d)	1.40%
Ratio of net investment income (loss) to average net assets	5.54% (c)	5.15%	5.11%	5.50%	5.55%	5.47%
Portfolio turnover rate	18%	33%	44%	71%	123%	170%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class C Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.93	$ 22.44	$ 21.67	$ 21.17	$ 21.24	$ 20.30
Income from investment operations:
Net investment income (loss)	0.51 (a)	0.97 (a)	0.96 (a)	1.01 (a)	1.02 (a)	0.99 (a)
Net realized and unrealized gain (loss)	0.50	(1.50)	0.79	0.48	(0.13)	0.91
Total from investment operations	1.01	(0.53)	1.75	1.49	0.89	1.90
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.96)	(0.98)	(0.99)	(0.96)	(0.94)
Return of capital	—	(0.02)	—	—	—	(0.02)
Total distributions	(0.50)	(0.98)	(0.98)	(0.99)	(0.96)	(0.96)
Net asset value, end of period	$21.44	$20.93	$22.44	$21.67	$21.17	$21.24
Total return (b)	4.86%	(2.37)%	8.27%	7.27%	4.26%	9.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 58,813	$ 59,610	$ 64,462	$ 51,004	$ 45,093	$ 45,248
Ratio of total expenses to average net assets	2.03% (c)	2.02%	2.06%	2.17% (d)	2.16% (d)	2.18%
Ratio of net expenses to average net assets	2.03% (c)	2.02%	2.06%	2.16% (d)	2.16% (d)	2.15%
Ratio of net investment income (loss) to average net assets	4.89% (c)	4.50%	4.41%	4.76%	4.79%	4.75%
Portfolio turnover rate	18%	33%	44%	71%	123%	170%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class F Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 21.07	$ 22.62	$ 21.82	$ 21.31	$ 21.37	$ 20.42
Income from investment operations:
Net investment income (loss)	0.59 (a)	1.14 (a)	1.13 (a)	1.18 (a)	1.23 (a)	1.18 (a)
Net realized and unrealized gain (loss)	0.50	(1.52)	0.84	0.50	(0.15)	0.91
Total from investment operations:	1.09	(0.38)	1.97	1.68	1.08	2.09
Distributions paid to shareholders from:
Net investment income	(0.58)	(1.15)	(1.17)	(1.17)	(1.14)	(1.11)
Return of capital	—	(0.02)	—	—	—	(0.03)
Total Distributions paid to shareholders from:	(0.58)	(1.17)	(1.17)	(1.17)	(1.14)	(1.14)
Net asset value, end of period	$21.58	$21.07	$22.62	$21.82	$21.31	$21.37
Total return (b)	5.27%	(1.70)%	9.27%	8.18%	5.16%	10.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,390	$ 7,431	$ 7,339	$ 5,025	$ 2,501	$ 2,617
Ratio of total expenses to average net assets	1.53% (c)	1.42%	1.39%	1.70% (d)	1.92%	1.81%
Ratio of net expenses to average net assets	1.30% (c)	1.30%	1.30%	1.31% (d)	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	5.66% (c)	5.21%	5.11%	5.55%	5.70%	5.64%
Portfolio turnover rate	18%	33%	44%	71%	123%	170%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class I Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.98	$ 22.49	$ 21.71	$ 21.21	$ 21.27	$ 20.33
Income from investment operations:
Net investment income (loss)	0.61 (a)	1.20 (a)	1.20 (a)	1.22 (a)	1.23 (a)	1.20 (a)
Net realized and unrealized gain (loss)	0.50	(1.51)	0.78	0.48	(0.12)	0.91
Total from investment operations	1.11	(0.31)	1.98	1.70	1.11	2.11
Distributions paid to shareholders from:
Net investment income	(0.60)	(1.17)	(1.20)	(1.20)	(1.17)	(1.14)
Return of capital	—	(0.03)	—	—	—	(0.03)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.17)	(1.17)
Net asset value, end of period	$21.49	$20.98	$22.49	$21.71	$21.21	$21.27
Total return (b)	5.37%	(1.38)%	9.39%	8.33%	5.35%	10.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 152,696	$ 142,161	$ 141,661	$ 106,393	$ 86,412	$ 71,094
Ratio of total expenses to average net assets	1.02% (c)	1.02%	0.99%	1.16% (d)	1.16% (d)	1.15%
Ratio of net expenses to average net assets	1.02% (c)	1.02%	0.99%	1.16% (d)	1.16% (d)	1.15%
Ratio of net investment income (loss) to average net assets	5.89% (c)	5.51%	5.49%	5.74%	5.80%	5.74%
Portfolio turnover rate	18%	33%	44%	71%	123%	170%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class R3 Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.81	$ 22.35	$ 21.61	$ 21.13	$ 21.20	$ 20.26
Income from investment operations:
Net investment income (loss)	0.54 (a)	1.05 (a)	1.05 (a)	1.11 (a)	1.13 (a)	1.09 (a)
Net realized and unrealized gain (loss)	0.50	(1.50)	0.78	0.47	(0.14)	0.92
Total from investment operations:	1.04	(0.45)	1.83	1.58	0.99	2.01
Distributions paid to shareholders from:
Net investment income	(0.55)	(1.07)	(1.09)	(1.10)	(1.06)	(1.04)
Return of capital	—	(0.02)	—	—	—	(0.03)
Total Distributions paid to shareholders from:	(0.55)	(1.09)	(1.09)	(1.10)	(1.06)	(1.07)
Net asset value, end of period	$21.30	$20.81	$22.35	$21.61	$21.13	$21.20
Total return (b)	5.05%	(2.02)%	8.70%	7.73%	4.79%	10.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 751	$ 724	$ 756	$ 717	$ 357	$ 401
Ratio of total expenses to average net assets	4.27% (c)	4.01%	4.29%	7.42% (d)	6.56% (d)	5.74%
Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.65%	1.66% (d)	1.66% (d)	1.65%
Ratio of net investment income (loss) to average net assets	5.27% (c)	4.87%	4.83%	5.25%	5.30%	5.25%
Portfolio turnover rate	18%	33%	44%	71%	123%	170%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
1. Organization
First Trust Preferred Securities and Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2019, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 3.76%	3/29/18	443	$667.50	$300,133	$295,703	0.12%
Compeer Financial ACA, 6.75%	7/31/15	500	1,053.75	526,250	526,875	0.21
Dairy Farmers of America, Inc., 7.13%	9/15/16-10/4/16	$1,300,000	93.67	1,316,875	1,217,729	0.49
Farm Credit Bank of Texas, 6.75%	12/8/15-12/18/15	5,500	106.00	568,000	583,000	0.23
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17	$1,000,000	104.67	1,000,000	1,046,715	0.42
Kinder Morgan GP, Inc., 6.58%, 08/18/57	6/20/17	500	922.92	457,500	461,458	0.19
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14-3/20/15	$3,000,000	108.63	3,070,431	3,258,750	1.31
Sovereign Real Estate Investment Trust, 12.00%	2/5/15-3/22/16	1,261	1,085.22	1,657,802	1,368,456	0.55
				$8,896,991	$8,758,686	3.52%

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$ 12,986,988
Capital gains	—
Return of capital	278,587
As of October 31, 2018, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$ —
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(10,638,364)
Net unrealized appreciation (depreciation)	(6,213,274)
Total accumulated earnings (losses)	(16,851,638)
Other	—
Paid-in capital	263,040,885
Total net assets	$ 246,189,247
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had a capital loss carryforward of $10,638,364 for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
First Trust and Stonebridge have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2020 and then from exceeding 1.50% from March 1, 2020 to February 28, 2029 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on a Fund class level, if applicable, by First Trust and Stonebridge for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived, or (iii) the current Expense Cap. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the six months ended April 30, 2019 and the expenses borne by First Trust and Stonebridge subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2018	Six Months Ended April 30, 2019	Total
$ 17,845	$ —	$ 34,848	$ 25,178	$ 25,202	$ 17,845	$ 103,073
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value
Sales:
Class A	237,984	$ 4,956,384	557,982	$ 12,132,212
Class C	132,364	2,765,356	448,510	9,846,845
Class F	40,514	850,997	253,825	5,480,054
Class I	2,293,142	47,590,264	3,664,902	79,583,405
Class R3	60	1,249	2,201	47,164
Total Sales	2,704,064	$ 56,164,250	4,927,420	$ 107,089,680
Dividend Reinvestment:
Class A	32,448	$ 673,890	68,933	$ 1,486,664
Class C	60,469	1,261,314	121,676	2,632,676
Class F	6,535	136,622	14,267	311,535
Class I	182,689	3,821,832	352,828	7,648,742
Class R3	589	12,225	1,052	22,632
Total Dividend Reinvestment	282,730	$ 5,905,883	558,756	$ 12,102,249
Redemptions:
Class A	(502,819)	$ (10,349,441)	(632,693)	$ (13,690,505)
Class C	(297,649)	(6,151,581)	(594,141)	(12,900,474)
Class F	(196,294)	(4,101,345)	(239,813)	(5,224,066)
Class I	(2,146,050)	(44,542,013)	(3,539,637)	(76,794,684)
Class R3	(222)	(4,613)	(2,261)	(50,027)
Total Redemptions	(3,143,034)	$ (65,148,993)	(5,008,545)	$ (108,659,756)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2019, were $41,426,748 and $41,564,169, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2019.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
CONCENTRATION RISK. A fund concentrated in one or more industries or sectors is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.
CONTINGENT CONVERTIBLE SECURITIES RISK. Contingent convertible securities (“CoCos”) may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergo a write down, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund values the securities.
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Duration is a measure of the expected price volatility of a fixed-income instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of fixed-income securities with shorter durations tend to be less sensitive to interest rate changes than fixed-income securities with longer durations. As the value of a fixed-income security changes over time, so will its duration.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON·U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
April 30, 2019 (Unaudited)
to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.
REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
REIT INVESTMENT RISK. Investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust/Confluence
Small Cap Value Fund

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust/Confluence Small Cap Value Fund
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Confluence Small Cap Value Fund
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/Confluence Small Cap Value Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
First Trust/Confluence Small Cap Value Fund	Net Asset Value (NAV)
Class A (FOVAX)	$30.69
Class C (FOVCX)	$27.16
Class I (FOVIX)	$31.48

Sector Allocation	% of Total Investments
Industrials	25.0%
Financials	16.3
Health Care	13.0
Information Technology	12.2
Consumer Discretionary	11.3
Real Estate	9.7
Utilities	6.6
Materials	5.9
Total	100.0%

Top Ten Holdings	% of Total Investments
frontdoor, Inc.	4.3%
Cannae Holdings, Inc.	4.1
Morningstar, Inc.	3.7
John Bean Technologies Corp.	3.7
Kadant, Inc.	3.5
RE/MAX Holdings, Inc., Class A	3.5
Luxoft Holding, Inc.	3.4
SJW Group	3.4
Phibro Animal Health Corp., Class A	3.3
I3 Verticals, Inc., Class A	3.3
Total	36.2%

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE” (Continued)
As of April 30, 2019 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the Russell 2000® Value Index and the Russell 2000® Index from 1/11/2011 through 4/30/2019.

Performance as of April 30, 2019
	Class A Inception 2/24/2011		Class C Inception 3/2/2011		Class I Inception 1/11/2011		R2000V*	R2000
Cumulative Total Returns	w/o sales charge	w/max 5.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge		w/o sales charges	w/o sales charges
6 Months	3.89%	-1.83%	3.75%	2.87%	4.22%	4.22%	3.77%	6.06%
1 Year	4.13%	-1.60%	3.62%	2.73%	4.58%	4.58%	2.19%	4.61%
Average Annual Total Returns
5 Years	9.41%	8.18%	8.57%	8.57%	9.50%	9.50%	6.94%	8.63%
Since Inception	10.03%	9.27%	8.72%	8.72%	10.25%	10.25%	9.09%	10.23%
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

Portfolio Management
First Trust/Confluence Small Cap Value Fund
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Confluence Small Cap Value Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Portfolio Management Team
Mark Keller, CFA - Chief Executive Officer and Chief Investment Officer, Confluence
Daniel Winter, CFA - Senior Vice President and Chief Investment Officer - Value Equity, Confluence
Chris Stein - Vice President and Portfolio Manager, Confluence
Thomas Dugan, CFA - Vice President and Portfolio Manager, Confluence

First Trust/Confluence Small Cap Value Fund
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust/Confluence Small Cap Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,038.90	$ 8.09	$ 1,000.00	$ 1,016.86	$ 8.00	1.60%
Class C	1,000.00	1,037.50	11.87	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,042.20	6.84	1,000.00	1,018.10	6.76	1.35

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments
April 30, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 90.6%
	Air Freight & Logistics – 2.6%
11,372	Forward Air Corp.	$720,075
	Banks – 5.3%
17,768	Bank of Marin Bancorp.	752,475
27,869	Veritex Holdings, Inc.	738,807
		1,491,282
	Capital Markets – 3.6%
7,042	Morningstar, Inc.	1,010,175
	Chemicals – 2.5%
22,240	Innophos Holdings, Inc.	715,906
	Diversified Consumer Services – 4.2%
33,350	frontdoor, Inc. (a)	1,175,254
	Diversified Financial Services – 3.9%
42,880	Cannae Holdings, Inc. (a)	1,100,730
	Electrical Equipment – 6.1%
24,055	Allied Motion Technologies, Inc.	880,654
31,938	Thermon Group Holdings, Inc. (a)	823,681
		1,704,335
	Electronic Equipment, Instruments & Components – 3.0%
15,154	MTS Systems Corp.	833,167
	Gas Utilities – 3.1%
13,080	Northwest Natural Holding Co.	874,921
	Health Care Equipment & Supplies – 4.4%
21,769	Natus Medical, Inc. (a)	582,538
19,741	Varex Imaging Corp. (a)	648,295
		1,230,833
	Health Care Providers & Services – 2.3%
29,055	Patterson Cos., Inc.	634,561
	Hotels, Restaurants & Leisure – 3.5%
4,559	Nathan’s Famous, Inc.	314,799
76,253	Potbelly Corp. (a)	678,652
		993,451
	Industrial Conglomerates – 2.8%
20,105	Raven Industries, Inc.	782,286
	Insurance – 2.9%
25,590	Brown & Brown, Inc.	812,482
	IT Services – 6.5%
37,080	I3 Verticals, Inc., Class A (a)	895,111
Shares	Description	Value

	IT Services (Continued)
15,976	Luxoft Holding, Inc. (a)	$933,318
		1,828,429
	Life Sciences Tools & Services – 2.7%
17,969	Cambrex Corp. (a)	773,026
	Machinery – 10.1%
9,141	John Bean Technologies Corp.	1,003,590
9,634	Kadant, Inc.	944,999
6,371	RBC Bearings, Inc. (a)	876,331
		2,824,920
	Paper & Forest Products – 3.1%
12,910	Neenah, Inc.	875,943
	Pharmaceuticals – 3.2%
26,045	Phibro Animal Health Corp., Class A	904,022
	Professional Services – 2.7%
47,904	Resources Connection, Inc.	769,338
	Real Estate Management & Development – 3.3%
21,655	RE/MAX Holdings, Inc., Class A	938,311
	Software – 2.3%
37,283	Monotype Imaging Holdings, Inc.	642,759
	Textiles, Apparel & Luxury Goods – 3.2%
24,974	Movado Group, Inc.	890,323
	Water Utilities – 3.3%
14,733	SJW Group	914,330
	Total Common Stocks	25,440,859
	(Cost $23,241,549)
REAL ESTATE INVESTMENT TRUSTS – 6.0%
	Equity Real Estate Investment Trusts – 6.0%
39,608	Gladstone Commercial Corp.	861,474
26,288	Rayonier, Inc.	835,696
	Total Real Estate Investment Trusts	1,697,170
	(Cost $1,446,705)
	Total Investments – 96.6%	27,138,029
	(Cost $24,688,254) (b)
	Net Other Assets and Liabilities – 3.4%	951,530
	Net Assets – 100.0%	$28,089,559

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,963,664 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,513,889. The net unrealized appreciation was $2,449,775.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 25,440,859	$ 25,440,859	$ —	$ —
Real Estate Investment Trusts*	1,697,170	1,697,170	—	—
Total Investments	$ 27,138,029	$ 27,138,029	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $24,688,254)	$ 27,138,029
Cash	885,892
Receivables:
Fund shares sold	94,363
From investment advisor	16,755
Dividends	8,417
Prepaid expenses	29,446
Total Assets	28,172,902
LIABILITIES:
Payables:
Audit and tax fees	22,208
Fund shares redeemed	21,234
Transfer agent fees	10,620
Administrative fees	8,537
Investment securities purchased	6,057
12b-1 distribution and service fees	4,154
Shareholder reporting fees	2,888
Commitment and administrative agency fees	2,261
Custodian fees	1,757
Trustees’ fees and expenses	1,246
Legal fees	1,179
Financial reporting fees	733
Other liabilities	469
Total Liabilities	83,343
NET ASSETS	$28,089,559
NET ASSETS consist of:
Paid-in capital	$ 26,315,790
Par value	9,145
Accumulated distributable earnings (loss)	1,764,624
NET ASSETS	$28,089,559
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $8,269,567 and 269,422 shares of beneficial interest issued and outstanding)	$30.69
Maximum sales charge (5.50% of offering price)	1.79
Maximum offering price to public	$32.48
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $3,080,189 and 113,423 shares of beneficial interest issued and outstanding)	$27.16
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $16,739,803 and 531,681 shares of beneficial interest issued and outstanding)	$31.48

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 176,041
Interest	9,530
Total investment income	185,571
EXPENSES:
Investment advisory fees	116,958
12b-1 distribution and/or service fees:
Class A	8,752
Class C	16,129
Transfer agent fees	46,980
Administrative fees	26,035
Registration fees	17,010
Audit and tax fees	16,928
Commitment and administrative agency fees	15,831
Shareholder reporting fees	14,935
Trustees’ fees and expenses	7,926
Financial reporting fees	4,588
Custodian fees	4,036
Legal fees	3,722
Listing expense	2,365
Other	711
Total expenses	302,906
Fees waived and expenses reimbursed by the investment advisor	(120,083)
Net expenses	182,823
NET INVESTMENT INCOME (LOSS)	2,748
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(702,661)
Net change in unrealized appreciation (depreciation) on investments	1,917,091
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,214,430
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,217,178
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 2,748	$ (116,201)
Net realized gain (loss)	(702,661)	2,628,572
Net change in unrealized appreciation (depreciation)	1,917,091	(1,939,618)
Net increase (decrease) in net assets resulting from operations	1,217,178	572,753
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(777,653)	(328,598)
Class C Shares	(433,615)	(234,993)
Class I Shares	(1,288,555)	(407,096)
Total distributions to shareholders from investment operations	(2,499,823)	(970,687)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	9,949,389	9,965,431
Proceeds from shares reinvested	2,411,744	912,306
Cost of shares redeemed	(4,604,737)	(5,754,814)
Net increase (decrease) in net assets resulting from capital transactions	7,756,396	5,122,923
Total increase (decrease) in net assets	6,473,751	4,724,989
NET ASSETS:
Beginning of period	21,615,808	16,890,819
End of period	$28,089,559	$21,615,808

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class A Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 33.98	$ 34.48	$ 27.81	$ 26.34	$ 28.03	$ 26.77
Income from investment operations:
Net investment income (loss) (a)	(0.00) (b)	(0.20)	(0.16)	(0.10)	0.04	0.00 (b)
Net realized and unrealized gain (loss)	0.49	1.63	7.20	1.97	0.31	2.39
Total from investment operations	0.49	1.43	7.04	1.87	0.35	2.39
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)	(1.13)
Net asset value, end of period	$30.69	$33.98	$34.48	$27.81	$26.34	$28.03
Total return (c)	3.89%	4.16%	25.53%	7.22%	1.22%	9.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 8,270	$ 6,692	$ 5,656	$ 3,767	$ 1,413	$ 1,144
Ratio of total expenses to average net assets	2.63% (d)	2.71%	3.56%	5.69%	7.61%	8.65%
Ratio of net expenses to average net assets	1.60% (d)	1.60%	1.60%	1.61% (e)	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	(0.01)% (d)	(0.56)%	(0.50)%	(0.38)%	0.16%	0.00% (f)
Portfolio turnover rate	5%	35%	28%	15%	17%	39%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01 per share.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.
(e)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.60%.
(f)	Amount is less than 0.01%.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class C Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 30.61	$ 31.47	$ 25.61	$ 24.51	$ 26.44	$ 25.51
Income from investment operations:
Net investment income (loss) (a)	(0.10)	(0.42)	(0.36)	(0.28)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	0.43	1.49	6.59	1.78	0.25	2.25
Total from investment operations	0.33	1.07	6.23	1.50	0.11	2.06
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)	(1.13)
Net asset value, end of period	$27.16	$30.61	$31.47	$25.61	$24.51	$26.44
Total return (b)	3.75%	3.34%	24.58%	6.28%	0.33%	8.36%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,080	$ 3,621	$ 3,962	$ 3,237	$ 2,247	$ 1,977
Ratio of total expenses to average net assets	3.77% (c)	3.69%	4.45%	6.28%	7.93%	8.81%
Ratio of net expenses to average net assets	2.35% (c)	2.35%	2.35%	2.36% (d)	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(0.76)% (c)	(1.31)%	(1.25)%	(1.12)%	(0.57)%	(0.73)%
Portfolio turnover rate	5%	35%	28%	15%	17%	39%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.35%.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class I Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 34.65	$ 35.07	$ 28.40	$ 26.84	$ 28.52	$ 27.15
Income from investment operations:
Net investment income (loss) (a)	0.04	(0.11)	(0.09)	(0.05)	0.10	0.08
Net realized and unrealized gain (loss)	0.57	1.62	7.13	2.01	0.26	2.42
Total from investment operations	0.61	1.51	7.04	1.96	0.36	2.50
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)	(1.13)
Net asset value, end of period	$31.48	$34.65	$35.07	$28.40	$26.84	$28.52
Total return (b)	4.22%	4.30%	24.99%	7.46%	1.23%	9.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 16,740	$ 11,302	$ 7,273	$ 2,101	$ 813	$ 592
Ratio of total expenses to average net assets	2.28% (c)	2.33%	3.22%	5.63%	8.46%	11.05%
Ratio of net expenses to average net assets	1.35% (c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	0.23% (c)	(0.29)%	(0.28)%	(0.16)%	0.38%	0.28%
Portfolio turnover rate	5%	35%	28%	15%	17%	39%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
1. Organization
First Trust/Confluence Small Cap Value Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations (“Small-Cap Companies”) at the time of investment that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$ 247,923
Capital gains	722,764
Return of capital	—
As of October 31, 2018, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$ 400,889
Undistributed capital gains	2,110,333
Total undistributed earnings	2,511,222
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	536,047
Total accumulated earnings (losses)	3,047,269
Other	—
Paid-in capital	18,568,539
Total net assets	$ 21,615,808
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had no non-expiring capital loss carryforward for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust and Confluence have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2020 and then from exceeding 1.70% from March 1, 2020 to February 28, 2029 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Confluence are subject to recovery on a Fund class level, if applicable, by First Trust and Confluence for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the six months ended April 30, 2019 and the expenses borne by First Trust and Confluence subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2018	Six Months Ended April 30, 2019	Total
$ 116,958	$ 3,125	$ 122,762	$ 262,436	$ 218,185	$ 120,083	$ 723,466
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
4. Capital Share Transactions
Capital transactions were as follows:
	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value
Sales:
Class A	64,103	$ 1,878,838	62,108	$ 2,190,325
Class C	14,353	378,382	34,840	1,080,006
Class I	258,469	7,692,169	187,274	6,695,100
Total Sales	336,925	$ 9,949,389	284,222	$ 9,965,431
Dividend Reinvestment:
Class A	29,335	$ 738,665	8,807	$ 299,176
Class C	18,550	413,302	7,113	219,210
Class I	48,885	1,259,777	11,385	393,920
Total Dividend Reinvestment	96,770	$ 2,411,744	27,305	$ 912,306
Redemptions:
Class A	(20,970)	$ (598,160)	(38,003)	$ (1,336,253)
Class C	(37,799)	(997,676)	(49,530)	(1,564,657)
Class I	(101,895)	(3,008,901)	(79,846)	(2,853,904)
Total Redemptions	(160,664)	$ (4,604,737)	(167,379)	$ (5,754,814)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2019, were $6,032,720 and $1,221,105, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2019.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
BDC RISK. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises. Investments in these types of companies present a greater risk of loss due to the companies’ youth and limited track records. They are also generally more susceptible to competition and economic and market changes due to limited products and market shares. In addition, the securities of smaller and developing companies and companies experiencing financial crises typically have limited liquidity. A BDC may use leverage (e.g., borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset value and that an active market may not develop for their shares.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
GROWTH STOCKS INVESTMENT RISK. Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets.

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
April 30, 2019 (Unaudited)
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET CAPITALIZATION RISK. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
REAL ESTATE COMPANIES RISK. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Short Duration
High Income Fund

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust Short Duration High Income Fund
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Short Duration High Income Fund
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Short Duration High Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Short Duration High Income Fund
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
First Trust Short Duration High Income Fund	Net Asset Value (NAV)
Class A (FDHAX)	$19.73
Class C (FDHCX)	$19.72
Class I (FDHIX)	$19.74

Credit Quality(1)	% of Senior Loans and Other Debt Securities(2)
BBB-	5.4%
BB+	5.8
BB	5.7
BB-	16.2
B+	23.9
B	25.4
B-	12.1
CCC+	3.2
CCC	1.8
CCC-	0.0*
NR	0.5
Total	100.0%

*	Amount is less than 0.1%.

Top 10 Issuers	% of Senior Loans and other Securities(2)
Bausch Health Companies, Inc. (Valeant)	4.1%
Stars Group Holdings B.V. (Amaya)	2.6
ClubCorp Club Operations, Inc.	2.4
AmWINS Group, Inc.	2.3
Vistra Operations Company, LLC (TEX/TXU)	2.3
Quikrete Holdings, Inc.	2.2
CHG Healthcare Services, Inc.	2.1
Reynolds Group Holdings, Inc.	2.0
Tenet Healthcare Corp.	1.9
Duff & Phelps Corporation (Deerfield Dakota)	1.8
Total	23.7%
Industry Classification	% of Senior Loans and Other Securities(2)
Health Care Providers & Services	15.5%
Hotels, Restaurants & Leisure	13.2
Software	12.2
Pharmaceuticals	8.2
Media	7.9
Insurance	6.9
Diversified Financial Services	5.0
Food & Staples Retailing	3.0
Life Sciences Tools & Services	2.9
Containers & Packaging	2.3
Auto Components	2.3
Electric Utilities	2.3
Building Products	2.2
Diversified Telecommunication Services	1.8
Diversified Consumer Services	1.8
Entertainment	1.5
Health Care Technology	1.4
Commercial Services & Supplies	1.4
Capital Markets	1.3
Real Estate Management & Development	1.1
Industrial Conglomerates	1.0
Food Products	0.8
Chemicals	0.6
Equity Real Estate Investment Trusts	0.6
Oil, Gas & Consumable Fuels	0.5
Household Durables	0.5
Professional Services	0.5
Health Care Equipment & Supplies	0.4
Aerospace & Defense	0.4
Communications Equipment	0.3
Specialty Retail	0.1
Trading Companies & Distributors	0.1
Total	100.0%

Dividend Distributions	A Shares	C Shares	I Shares
Current Monthly Distribution per Share(3)	$0.0709	$0.0586	$0.0750
Current Distribution Rate on NAV(4)	4.31%	3.57%	4.56%
(1)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.
(2)	Percentages are based on long-term positions. Money market funds are excluded.
(3)	Most recent distribution paid or declared through 4/30/2019. Subject to change in the future.
(4)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 4/30/2019. Subject to change in the future.

First Trust Short Duration High Income Fund
“AT A GLANCE” (Continued)
As of April 30, 2019 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the ICE BofAML US High Yield Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Index(5).

Performance as of April 30, 2019
	A Shares Inception 11/1/2012		C Shares Inception 11/1/2012		I Shares Inception 11/1/2012	Blended Index*	HUC0*	SPBDAL*
Cumulative Total Returns	w/o sales charge	w/max 3.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges	w/o sales charges
6 Months	2.79%	(0.80)%	2.46%	1.46%	2.92%	3.81%	5.55%	2.09%
1 Year	4.28%	0.61%	3.56%	2.56%	4.54%	5.47%	6.71%	4.23%
Average Annual Total Returns
5 Years	3.48%	2.74%	2.72%	2.72%	3.75%	4.41%	4.85%	3.94%
Since Inception	4.18%	3.61%	3.41%	3.41%	4.45%	5.03%	5.81%	4.22%
30-Day SEC Yield(6)	4.20%		3.61%		4.61%	N/A	N/A	N/A
* Since inception return is based on inception date of the Fund.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.
(5)	The Blended Index return is a 50/50 split between the ICE BofAML US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns.
(6)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Management
First Trust Short Duration High Income Fund
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of April 30, 2019, the First Trust Leveraged Finance Team managed or supervised approximately $4.10 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Senior Vice President, Senior Portfolio Manager
Scott D. Fries, CFA – Senior Vice President, Portfolio Manager
Peter Fasone, CFA, CPA - Vice President, Portfolio Manager

First Trust Short Duration High Income Fund
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust Short Duration High Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,027.90	$ 6.18	$ 1,000.00	$ 1,018.70	$ 6.16	1.23%
Class C	1,000.00	1,024.60	9.94	1,000.00	1,014.98	9.89	1.98
Class I	1,000.00	1,029.20	4.98	1,000.00	1,019.89	4.96	0.99

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Short Duration High Income Fund
Portfolio of Investments
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 83.3%
	Aerospace & Defense – 0.3%
$330,853	Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	06/09/23	$329,593
347,387	Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	05/30/25	345,664
				675,257
	Alternative Carriers – 0.5%
1,000,000	Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	02/22/24	1,000,250
	Application Software – 5.9%
596,689	CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.24%	04/26/24	594,451
632,777	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	5.98%	07/01/24	635,282
1,259,894	Informatica Corporation, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	08/06/22	1,263,573
887,378	Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.74%	11/01/23	888,026
323,764	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	06/21/24	322,550
2,186,456	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	06/21/24	2,178,257
489,396	Micro Focus International (MA Financeco, LLC), Term Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	11/30/21	486,034
1,586,159	Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	11/30/24	1,564,349
271,880	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.78%	04/26/24	273,071
1,197,764	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	6.37%	04/26/24	1,189,535
2,030,500	RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.25%	10/12/23	2,027,962
				11,423,090
	Asset Management & Custody Banks – 0.2%
361,562	Harbourvest Partners L.P., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.72%	03/01/25	361,562
	Auto Parts & Equipment – 2.3%
2,752,337	Gates Global LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.23%	03/31/24	2,755,199
200,244	Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.98%	06/30/24	150,470
936,706	Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	06/30/24	703,869
466,800	Power Solutions (Panther BF Aggregator 2 L.P.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.98%	04/30/26	468,261
275,909	Tower Automotive Holdings USA, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.25%	03/07/24	271,886
				4,349,685
	Broadcasting – 2.9%
991,286	Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR + 4.50%, 1.00% Floor	6.99%	05/15/22	981,869
727,104	E.W. Scripps Co., Incremental Term Loan B-1, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.24%	05/01/26	728,921

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Broadcasting (Continued)
$1,117,531	Gray Television, Inc., Term C Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	01/02/26	$1,119,208
2,764,367	Tribune Media Company (fka Tribune Company), Extended Term Loan C, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.48%	01/27/24	2,763,510
				5,593,508
	Building Products – 2.2%
86,044	Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	01/02/25	85,352
4,207,918	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	11/15/23	4,186,121
				4,271,473
	Cable & Satellite – 1.6%
376,554	Cablevision (fka CSC Holdings, Inc.), January 2018 Term Loans B-2, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.97%	01/25/26	375,770
567,204	Cablevision (fka CSC Holdings, Inc.), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.72%	07/17/25	564,289
1,557,097	Cablevision (fka CSC Holdings, Inc.), October 2018 Incremental Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.72%	01/15/26	1,548,923
579,000	Virgin Media Investment Holdings Limited, Term Loan K, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.97%	01/15/26	580,378
				3,069,360
	Casinos & Gaming – 8.2%
124,502	Aristocrat Technologies, Inc., Term B-3 Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.34%	10/19/24	124,191
2,936,159	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	12/22/24	2,944,116
1,834,405	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.73%	04/18/24	1,832,681
1,065,235	Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.22%-5.23%	10/04/23	1,065,715
1,237,648	Las Vegas Sands, LLC, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.23%	03/27/25	1,235,780
509,459	MGM Growth Properties Operating Partnership LP, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.48%	03/23/25	509,006
250,292	Penn National Gaming, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	10/15/25	250,332
779,524	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	08/14/24	777,138
4,832,429	Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	6.10%	07/10/25	4,852,386
756,365	Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.99%	06/08/23	756,743
1,486,119	VICI Properties 1 LLC (Caesars), Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.49%	12/20/24	1,483,028
				15,831,116
	Coal & Consumable Fuels – 0.1%
250,000	Peabody Energy Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	03/31/25	248,750
	Commercial Printing – 0.2%
374,872	Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.48%	10/31/24	374,310
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Communications Equipment – 0.2%
$482,049	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	02/15/26	$485,814
	Electric Utilities – 2.0%
1,851,902	Vistra Operations Company LLC (TEX/TXU), 2016 Incremental Term Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	12/14/23	1,855,143
2,052,603	Vistra Operations Company LLC (TEX/TXU), 2018 Incremental Term Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.47%-4.48%	12/31/25	2,051,679
				3,906,822
	Environmental & Facilities Services – 0.9%
994,916	GFL Environment, Inc., 2018 Incremental Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	05/31/25	985,743
752,507	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.47%	12/04/24	743,101
				1,728,844
	Food Retail – 1.3%
1,516,411	Albertson’s LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.61%	12/21/22	1,517,625
1,011,440	Albertson’s LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.48%	06/22/23	1,011,965
				2,529,590
	Health Care Equipment – 0.4%
727,353	Acelity L.P., Inc. (Kinetic Concepts), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.85%	01/31/24	728,946
	Health Care Facilities – 0.7%
193,418	Acadia Healthcare Co., Inc., Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	02/11/22	192,815
118,061	Acadia Healthcare Co., Inc., Term Loan B4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	02/16/23	117,693
493,916	Concentra, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	06/01/22	493,298
516,905	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.25%	06/30/25	517,877
				1,321,683
	Health Care Services – 8.7%
932,271	21st Century Oncology Holdings, Inc. (21st Century Oncology, Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00% Floor	8.74%	01/16/23	768,191
383,113	Air Medical Group Holdings, Inc. (Global Medical Response), 2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.73%	03/14/25	376,171
510,555	Air Medical Group Holdings, Inc. (Global Medical Response), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.72%	04/28/22	497,429
1,211,460	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	04/21/24	1,041,419
92,203	athenahealth, Inc, Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor	7.20%	02/15/26	92,625
1,273,932	CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	07/01/21	1,078,065
3,967,677	CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	06/07/23	3,965,217
1,621,651	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.23%	08/15/24	1,587,191

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$2,335,900	Envision Healthcare Corporation, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.23%	10/10/25	$2,254,938
241,979	Exam Works (Gold Merger Co, Inc.), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.73%	07/27/23	241,979
1,174,635	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.74%	08/31/24	1,158,977
1,286,609	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.23%	02/06/24	1,204,588
1,993,948	U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	12/30/22	1,995,205
366,925	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.98%	08/27/25	368,759
66,810	Vizient, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.22%	04/30/26	67,060
				16,697,814
	Health Care Technology – 0.7%
1,447,809	Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.23%	03/01/24	1,447,027
	Hotels, Resorts & Cruise Lines – 0.0%
80,328	Wyndham Hotels & Resorts, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.23%	03/28/25	80,215
	Household Appliances – 0.5%
1,024,529	Traeger Grills (TGP Holdings III LLC), Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	09/25/24	945,128
	Human Resource & Employment Services – 0.5%
907,841	Alight, Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.48%	05/01/24	908,031
	Hypermarkets & Super Centers – 1.6%
3,062,403	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.47%	02/03/24	3,075,051
	Industrial Conglomerates – 1.0%
509,661	Accudyne Industries, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	08/18/24	509,299
1,481,198	Gardner Denver, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	07/30/24	1,483,242
				1,992,541
	Industrial Gases – 0.2%
367,725	Messer Industries USA, Inc., Initial Term B-1, 3 Mo. LIBOR + 2.50%, 0.00% Floor	5.10%	09/30/25	366,577
	Insurance Brokers – 6.1%
3,325,348	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.24%	05/09/25	3,263,363
3,620,791	AmWINS Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.23%	01/25/24	3,616,265
6,589	HUB International Limited, Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	5.29%	04/25/25	6,517
2,609,364	HUB International Limited, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.34%	04/25/25	2,580,661
754,446	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.48%	01/06/24	744,826
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Insurance Brokers (Continued)
$1,602,718	USI, Inc. (fka Compass Investors Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.60%	05/15/24	$1,585,890
				11,797,522
	Integrated Telecommunication Services – 1.3%
2,443,397	CenturyLink, Inc. (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	01/31/25	2,426,440
	Investment Banking & Brokerage – 0.5%
992,700	Citadel Securities LP, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.98%	02/28/26	997,663
	Leisure Facilities – 1.3%
2,532,927	ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.35%	09/18/24	2,450,151
	Life Sciences Tools & Services – 2.4%
911,049	Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	05/31/25	893,211
1,496,371	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	09/27/24	1,465,516
737,111	Pharmaceutical Product Development, Inc. (PPDI), Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.98%	08/18/22	731,951
1,561,540	Sotera Health Holdings, LLC (Sterigenics), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	05/15/22	1,547,876
				4,638,554
	Managed Health Care – 2.3%
3,257,760	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.35%	06/07/23	3,223,716
1,174,859	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	12/02/24	1,155,768
				4,379,484
	Metal & Glass Containers – 0.3%
590,887	Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.50%-5.51%	11/07/25	582,886
14,127	Berlin Packaging LLC, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.61%	11/07/25	13,936
				596,822
	Movies & Entertainment – 1.2%
975,500	AMC Entertainment, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.49%	04/22/26	977,939
827,831	Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	02/05/25	823,608
439,931	Creative Artists Agency, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.49%	02/15/24	439,931
				2,241,478
	Other Diversified Financial Services – 4.9%
3,253,387	AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	04/04/24	3,254,396
3,526,928	Duff & Phelps Corporation (Deerfield Dakota), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.73%	02/13/25	3,476,528
1,971,328	Refinitiv US Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.23%	10/01/25	1,949,151

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Other Diversified Financial Services (Continued)
$778,000	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	07/01/23	$778,731
				9,458,806
	Packaged Foods & Meats – 0.7%
552,364	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.73%	08/03/22	551,122
3,431	Hostess Brands, LLC (HB Holdings), Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75% Floor	4.79%	08/03/22	3,423
799,349	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.83%	08/03/22	797,550
				1,352,095
	Paper Packaging – 1.8%
3,417,612	Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	02/05/23	3,421,987
	Pharmaceuticals – 6.4%
330,206	Akorn, Inc., Loan, 1 Mo. LIBOR + 5.50%, 1.00% Floor	8.00%	04/16/21	286,041
5,992,841	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.47%	06/01/25	6,016,573
2,963,517	Endo, LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	6.75%	04/29/24	2,926,473
970,491	GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.47%	10/15/25	970,491
493,703	Grifols Worldwide Operations Limited, Tranche B Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.67%	01/31/25	494,196
1,334,084	Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.50%	03/29/24	1,338,807
228,750	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.35%	09/24/24	204,772
164,092	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.69%	02/24/25	148,572
				12,385,925
	Real Estate Services – 0.6%
196,551	Cushman & Wakefield (DTZ U.S. Borrower, LLC), Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	08/21/25	196,551
992,462	Realogy Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.73%	02/08/25	967,958
				1,164,509
	Restaurants – 1.3%
1,245,754	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term Loan B-3, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.73%	02/15/24	1,241,605
260,710	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.72%	01/18/25	259,965
1,000,000	Portillo’s Holdings, LLC, Second Lien Term Loan, 3 Mo. LIBOR + 8.00%, 1.00% Floor	10.60%	08/15/22	987,500
				2,489,070
	Retail REITs – 0.6%
1,078,056	Capital Automotive L.P., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.00%, 1.00% Floor	8.48%	03/15/25	1,080,482
	Security & Alarm Services – 0.3%
530,549	Garda World Security Corporation, Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.12%	05/26/24	529,223
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Specialized Consumer Services – 1.8%
$1,114,000	Asurion, LLC (fka Asurion Corp.), Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	8.98%	07/31/25	$1,134,888
992,500	Asurion, LLC (fka Asurion Corp.), Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.48%	11/03/24	994,842
239,944	Asurion, LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.48%	08/04/22	240,695
1,031,947	Asurion, LLC (fka Asurion Corp.), Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.48%	11/03/23	1,034,692
				3,405,117
	Specialty Chemicals – 0.4%
815,036	H.B. Fuller Company, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.49%	10/20/24	811,344
	Systems Software – 6.0%
2,370,092	Applied Systems, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.48%	09/13/24	2,365,968
234,945	Applied Systems, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 7.00%, 1.00% Floor	9.48%	09/13/25	238,704
748,334	Avast Software B.V. (Sybil), Term Loan B, 3 Mo. LIBOR + 2.25%, 1.00% Floor	4.85%	09/30/23	751,140
1,245,194	Dynatrace LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	08/22/25	1,248,307
1,322,391	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	06/13/24	1,310,265
1,815,616	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.74%	04/24/22	1,599,722
1,083,172	SS&C European Holdings, S.a.r.l, Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	04/16/25	1,083,313
774,281	SS&C European Holdings, S.a.r.l, Term Loan B-4, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	04/16/25	774,382
476,745	SS&C European Holdings, S.a.r.l, Term Loan B-5, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	04/16/25	476,688
607,603	SUSE (Marcel Lux IV SARL), Facility B1 USD, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.89%	03/15/26	606,083
1,045,464	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.73%	06/15/25	1,035,772
				11,490,344
	Total Senior Floating-Rate Loan Interests			160,529,460
	(Cost $162,050,888)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 12.0%
	Application Software – 0.1%
155,000	RP Crown Parent LLC (c)	7.38%	10/15/24	161,781
	Automotive Retail – 0.1%
155,000	KAR Auction Services, Inc. (c)	5.13%	06/01/25	155,775
	Broadcasting – 3.1%
986,000	Gray Television, Inc. (c)	5.13%	10/15/24	1,005,720
2,538,000	Nexstar Broadcasting, Inc. (c)	5.63%	08/01/24	2,582,922
2,165,000	Sinclair Television Group, Inc. (c)	5.63%	08/01/24	2,194,141
264,000	Sinclair Television Group, Inc. (c)	5.88%	03/15/26	266,310
				6,049,093

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Casinos & Gaming – 0.2%
$68,000	Caesars Resort Collection LLC/CRC Finco, Inc. (c)	5.25%	10/15/25	$66,640
387,000	Eldorado Resorts, Inc.	6.00%	04/01/25	401,527
				468,167
	Coal & Consumable Fuels – 0.3%
500,000	Peabody Energy Corp. (c)	6.00%	03/31/22	509,375
	Diversified Real Estate Activities – 0.2%
355,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.88%	06/15/24	360,620
	Health Care Facilities – 2.1%
522,000	Acadia Healthcare Co., Inc.	5.63%	02/15/23	529,830
3,339,000	Tenet Healthcare Corp.	8.13%	04/01/22	3,575,101
				4,104,931
	Health Care Services – 0.6%
490,000	DaVita, Inc.	5.13%	07/15/24	491,225
487,000	DaVita, Inc.	5.00%	05/01/25	478,327
249,000	Vizient, Inc. (c)	6.25%	05/15/27	257,715
				1,227,267
	Health Care Technology – 0.6%
1,222,000	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (c)	5.75%	03/01/25	1,215,890
	Insurance Brokers – 0.6%
727,000	AmWINS Group, Inc. (c)	7.75%	07/01/26	736,087
462,000	HUB International Ltd. (c)	7.00%	05/01/26	467,198
				1,203,285
	Investment Banking & Brokerage – 0.6%
1,050,000	LPL Holdings, Inc. (c)	5.75%	09/15/25	1,071,000
	Leisure Facilities – 1.1%
2,250,000	Constellation Merger Sub, Inc. (c)	8.50%	09/15/25	2,137,500
	Life Sciences Tools & Services – 0.5%
914,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC (c)	6.38%	08/01/23	934,565
	Managed Health Care – 0.9%
1,000,000	MPH Acquisition Holdings LLC (c)	7.13%	06/01/24	1,007,700
672,000	Polaris Intermediate Corp. (c) (d)	8.50%	12/01/22	671,160
				1,678,860
	Movies & Entertainment – 0.3%
599,000	AMC Entertainment Holdings, Inc.	5.75%	06/15/25	579,592
	Oil & Gas Exploration & Production – 0.0%
625,000	Sanchez Energy Corp.	6.13%	01/15/23	86,719
	Packaged Foods & Meats – 0.1%
214,000	B&G Foods, Inc.	5.25%	04/01/25	210,779
	Paper Packaging – 0.2%
399,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu. (c)	7.00%	07/15/24	413,214
	Pharmaceuticals – 0.1%
152,000	Eagle Holdings Co. II LLC (c) (e)	7.63%	05/15/22	153,140
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Real Estate Services – 0.2%
$370,000	Realogy Group LLC/Realogy Co-Issuer Corp. (c)	4.88%	06/01/23	$354,630
	Trading Companies & Distributors – 0.1%
137,000	United Rentals North America, Inc.	6.50%	12/15/26	146,933
	Total Corporate Bonds and Notes			23,223,116
	(Cost $23,564,083)
FOREIGN CORPORATE BONDS AND NOTES – 2.6%
	Cable & Satellite – 0.1%
250,000	Virgin Media Finance PLC (c)	6.00%	10/15/24	259,687
	Casinos & Gaming – 0.2%
327,000	Melco Resorts Finance Ltd. (c)	4.88%	06/06/25	327,631
	Diversified Real Estate Activities – 0.1%
196,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. (c)	5.88%	04/15/23	202,631
	Pharmaceuticals – 1.5%
1,633,000	Bausch Health Cos., Inc. (c)	5.88%	05/15/23	1,651,698
1,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC (c)	5.75%	08/01/22	927,500
250,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC (c)	5.63%	10/15/23	196,250
250,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC (c)	5.50%	04/15/25	181,250
				2,956,698
	Restaurants – 0.7%
1,303,000	1011778 BC ULC/New Red Finance, Inc. (c)	5.00%	10/15/25	1,296,485
	Total Foreign Corporate Bonds and Notes			5,043,132
	(Cost $5,194,674)

Shares	Description	Value
COMMON STOCKS – 0.3%
	Broadcasting – 0.0%
426	Cumulus Media Holdings (f)	7,775
	Electric Utilities – 0.2%
14,134	Vistra Energy Corp. (f)	385,151
	Oil & Gas Exploration & Production – 0.1%
47,894	Ascent Resources - Marcellus LLC Class A Common Shares (f) (g) (h)	137,695
	Total Common Stocks	530,621
	(Cost $377,488)
RIGHTS – 0.0%
	Electric Utilities – 0.0%
14,134	Vistra Energy Corp. (f)	10,869
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust (f) (h) (i) (j)	0
1	New Millennium Holdco, Inc., Lender Claim Trust (f) (h) (i) (j)	0
		0
	Total Rights	10,869
	(Cost $23,157)

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Value
WARRANTS – 0.0%
	Oil & Gas Exploration & Production – 0.0%
12,400	Ascent Resources - Marcellus, LLC First Lien Warrants (f) (g) (h)	$ 372
	(Cost $1,240)
MONEY MARKET FUNDS – 8.2%
15,770,488	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 2.32% (k)	15,770,488
	(Cost $15,770,488)
	Total Investments – 106.4%	205,108,058
	(Cost $206,982,018) (l)
	Net Other Assets and Liabilities – (6.4)%	(12,384,853)
	Net Assets – 100.0%	$192,723,205

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $21,405,595 or 11.1% of net assets.
(d)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 8.50% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2019, this security paid all of its interest in cash.
(e)	These notes are Senior PIK Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2019, this security paid all of its interest in cash.
(f)	Non-income producing security.
(g)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. At April 30, 2019, securities noted as such amounted to $138,067 or 0.1% of net assets.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2019, securities noted as such are valued at $0 or 0.0% of net assets.
(j)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	Rate shown reflects yield as of April 30, 2019.
(l)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $950,345 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,824,305. The net unrealized depreciation was $1,873,960.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 160,529,460	$ —	$ 160,529,460	$ —
Corporate Bonds and Notes*	23,223,116	—	23,223,116	—
Foreign Corporate Bonds and Notes*	5,043,132	—	5,043,132	—
Common Stocks:
Broadcasting	7,775	—	7,775	—
Electric Utilities	385,151	385,151	—	—
Oil & Gas Exploration & Production	137,695	—	—	137,695
Rights:
Electric Utilities	10,869	—	10,869	—
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	372	—	—	372
Money Market Funds	15,770,488	15,770,488	—	—
Total Investments	$ 205,108,058	$ 16,155,639	$ 188,814,352	$ 138,067

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 Investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $206,982,018)	$ 205,108,058
Cash	27,889
Receivables:
Investment securities sold	3,029,569
Interest	639,800
Fund shares sold	107,205
Prepaid expenses	1,169
Total Assets	208,913,690
LIABILITIES:
Payables:
Investment securities purchased	15,416,280
Fund shares redeemed	396,486
Distributions	124,518
Investment advisory fees	100,562
Audit and tax fees	35,450
12b-1 distribution and service fees	26,928
Transfer agent fees	18,732
Administrative fees	14,941
Registration fees	12,754
Legal fees	12,214
Shareholder reporting fees	10,595
Custodian fees	9,033
Commitment fees	3,833
Trustees’ fees and expenses	1,226
Financial reporting fees	771
Other liabilities	6,162
Total Liabilities	16,190,485
NET ASSETS	$192,723,205
NET ASSETS consist of:
Paid-in capital	$ 202,596,334
Par value	97,671
Accumulated distributable earnings (loss)	(9,970,800)
NET ASSETS	$192,723,205
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $39,163,896 and 1,985,311 shares of beneficial interest issued and outstanding)	$19.73
Maximum sales charge (3.50% of offering price)	0.72
Maximum offering price to public	$20.45
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $24,006,283 and 1,217,657 shares of beneficial interest issued and outstanding)	$19.72
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $129,553,026 and 6,564,163 shares of beneficial interest issued and outstanding)	$19.74
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 5,619,516
Dividends	1,767
Other	32,499
Total investment income	5,653,782
EXPENSES:
Investment advisory fees	644,667
12b-1 distribution and/or service fees:
Class A	52,285
Class C	118,356
Transfer agent fees	78,370
Administrative fees	63,978
Registration fees	38,029
Audit and tax fees	29,524
Legal fees	24,792
Custodian fees	24,351
Commitment fees	23,490
Shareholder reporting fees	19,768
Trustees’ fees and expenses	7,986
Interest and fees on loan	6,387
Financial reporting fees	4,625
Other	12,816
Total expenses	1,149,424
NET INVESTMENT INCOME (LOSS)	4,504,358
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,337,255)
Net change in unrealized appreciation (depreciation) on investments	874,527
NET REALIZED AND UNREALIZED GAIN (LOSS)	(462,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,041,630

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 4,504,358	$ 9,133,811
Net realized gain (loss)	(1,337,255)	(1,400,521)
Net change in unrealized appreciation (depreciation)	874,527	(2,162,996)
Net increase (decrease) in net assets resulting from operations	4,041,630	5,570,294
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(923,492)	(2,228,545)
Class C Shares	(433,849)	(864,672)
Class I Shares	(3,102,759)	(6,381,697)
Total distributions to shareholders from investment operations	(4,460,100)	(9,474,914)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	—	(58,171)
Class C shares	—	(22,506)
Class I shares	—	(166,998)
Total distributions to shareholders from return of capital	—	(247,675)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	36,764,622	105,690,417
Proceeds from shares reinvested	3,661,155	8,196,603
Cost of shares redeemed	(79,455,462)	(113,434,134)
Net increase (decrease) in net assets resulting from capital transactions	(39,029,685)	452,886
Total increase (decrease) in net assets	(39,448,155)	(3,699,409)
NET ASSETS:
Beginning of period	232,171,360	235,870,769
End of period	$192,723,205	$232,171,360
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class A Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 19.62	$ 20.00	$ 19.97	$ 19.83	$ 20.54	$ 20.68
Income from investment operations:
Net investment income (loss) (a)	0.43	0.84	0.79	0.87	0.90	0.76
Net realized and unrealized gain (loss)	0.11	(0.33)	0.15	0.18	(0.77)	(0.12)
Total from investment operations	0.54	0.51	0.94	1.05	0.13	0.64
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.87)	(0.91)	(0.91)	(0.80)	(0.78)
Net realized gain	—	—	—	—	(0.04)	—
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.43)	(0.89)	(0.91)	(0.91)	(0.84)	(0.78)
Net asset value, end of period	$19.73	$19.62	$20.00	$19.97	$19.83	$20.54
Total return (b)	2.79%	2.61%	4.79%	5.47%	0.63%	3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 39,164	$ 57,982	$ 72,462	$ 55,640	$ 53,433	$ 53,304
Ratio of total expenses to average net assets	1.23% (c)	1.19%	1.21%	1.27%	1.26%	1.38%
Ratio of net expenses to average net assets	1.23% (c)	1.19%	1.26% (d)	1.27% (d)	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	4.42% (c)	4.22%	3.96%	4.44%	4.43%	3.68%
Portfolio turnover rate	19%	97%	100%	62%	58%	109%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.25%.

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class C Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 19.60	$ 19.98	$ 19.95	$ 19.81	$ 20.52	$ 20.66
Income from investment operations:
Net investment income (loss) (a)	0.36	0.69	0.64	0.72	0.75	0.60
Net realized and unrealized gain (loss)	0.11	(0.33)	0.15	0.18	(0.77)	(0.11)
Total from investment operations	0.47	0.36	0.79	0.90	(0.02)	0.49
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.73)	(0.76)	(0.76)	(0.65)	(0.63)
Net realized gain	—	—	—	—	(0.04)	—
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.35)	(0.74)	(0.76)	(0.76)	(0.69)	(0.63)
Net asset value, end of period	$19.72	$19.60	$19.98	$19.95	$19.81	$20.52
Total return (b)	2.46%	1.85%	4.01%	4.69%	(0.12)%	2.38%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 24,006	$ 23,625	$ 24,393	$ 23,841	$ 25,213	$ 24,531
Ratio of total expenses to average net assets	1.98% (c)	1.94%	1.96%	2.02%	2.01%	2.13%
Ratio of net expenses to average net assets	1.98% (c)	1.94%	2.01% (d)	2.02% (d)	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	3.75% (c)	3.47%	3.20%	3.70%	3.68%	2.93%
Portfolio turnover rate	19%	97%	100%	62%	58%	109%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.00%.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
Class I Shares		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 19.63	$ 20.00	$ 19.97	$ 19.83	$ 20.54	$ 20.68
Income from investment operations:
Net investment income (loss) (a)	0.46	0.89	0.85	0.92	0.95	0.81
Net realized and unrealized gain (loss)	0.10	(0.32)	0.14	0.18	(0.77)	(0.12)
Total from investment operations	0.56	0.57	0.99	1.10	0.18	0.69
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.92)	(0.96)	(0.96)	(0.85)	(0.83)
Net realized gain	—	—	—	—	(0.04)	—
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.45)	(0.94)	(0.96)	(0.96)	(0.89)	(0.83)
Net asset value, end of period	$19.74	$19.63	$20.00	$19.97	$19.83	$20.54
Total return (b)	2.92%	2.92%	5.06%	5.74%	0.88%	3.40%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 129,553	$ 150,564	$ 139,015	$ 112,644	$ 103,655	$ 103,033
Ratio of total expenses to average net assets	0.99% (c)	0.94%	0.96%	1.02%	1.01%	1.13%
Ratio of net expenses to average net assets	0.99% (c)	0.94%	1.01% (d)	1.02% (d)	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	4.73% (c)	4.47%	4.21%	4.69%	4.68%	3.93%
Portfolio turnover rate	19%	97%	100%	62%	58%	109%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.00%.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
1. Organization
First Trust Short Duration High Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as “junk bonds.” For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
Shares of open-end funds are valued at fair value which is based on NAV per share.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At April 30, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of April 30, 2019.
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$ 9,474,914
Capital gains	—
Return of capital	247,675
As of October 31, 2018, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$ —
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(6,652,470)
Net unrealized appreciation (depreciation)	(2,899,860)
Total accumulated earnings (losses)	(9,552,330)
Other	—
Paid-in capital	241,723,690
Total net assets	$ 232,171,360
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $6,652,470 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund did not defer any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2020 and then from exceeding 1.35% from March 1, 2020 to February 28, 2029 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust are subject to recovery on a Fund class level, if applicable, by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. There were no advisory fee waivers or expense reimbursements for the six months ended April 30, 2019.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
4. Capital Share Transactions
Capital transactions were as follows:
	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value
Sales:
Class A	480,172	$ 9,363,133	1,447,958	$ 28,558,091
Class C	169,858	3,244,623	274,033	5,419,138
Class I	1,242,790	24,156,866	3,625,462	71,713,188
Total Sales	1,892,820	$ 36,764,622	5,347,453	$ 105,690,417
Dividend Reinvestment:
Class A	40,817	$ 789,745	102,051	$ 2,017,636
Class C	18,821	364,848	39,118	772,841
Class I	129,226	2,506,562	273,318	5,406,126
Total Dividend Reinvestment	188,864	$ 3,661,155	414,487	$ 8,196,603
Redemptions:
Class A	(1,490,952)	$ (28,318,584)	(2,217,809)	$ (44,002,444)
Class C	(176,217)	(3,403,251)	(328,886)	(6,510,642)
Class I	(2,479,945)	(47,733,627)	(3,177,024)	(62,921,048)
Total Redemptions	(4,147,114)	$ (79,455,462)	(5,723,719)	$ (113,434,134)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2019, were $37,359,964 and $68,295,083, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the Commitment fees line item. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. The Fund borrowed $13,000,000 on January 4, 2019, and paid it down over a period of 6 days, at a rate of 3.65%. The Fund incurred interest expense of $6,387 associated with the borrowing. As of April 30, 2019, the Fund did not have any borrowings outstanding.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
The following summarizes some of the risks that should be considered for the Fund.
BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CONVERTIBLE SECURITIES RISK. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOAN RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce

Additional Information (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DISTRESSED SECURITIES RISK. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. Generally, the Fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, the Fund may lose its entire investment in the security.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.

Additional Information (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by the assets of the borrower. The senior loan market has seen a significant increase in loans with few or none of the maintenance covenants (i.e., “covenant-lite loans”) that are typically included in a traditional loan agreement, which may impact recovery values and/or trading levels of senior loans in the future. The absence of maintenance covenants in a loan agreement generally means that the lender will not be able to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in

Additional Information (Continued)
First Trust Short Duration High Income Fund
April 30, 2019 (Unaudited)
senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions. See “Covenant-Lite Loan Risk” for additional risks associated with covenant-lite loans.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust AQA® Equity Fund

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust AQA® Equity Fund
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust AQA® Equity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Hilliard Lyons are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust AQA® Equity Fund
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust AQA® Equity Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust AQA® Equity Fund
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
First Trust AQA® Equity Fund	Net Asset Value (NAV)
Class A (AQAAX)	$24.89
Class C (AQACX)	$24.19
Class I (AQAIX)	$24.90

Sector Allocation	% of Total Investments
Information Technology	24.3%
Consumer Discretionary	21.5
Industrials	17.5
Health Care	15.4
Financials	9.2
Communication Services	4.9
Materials	3.1
Energy	2.3
Consumer Staples	1.8
Total	100.0%

Top Ten Holdings	% of Total Investments
MSCI, Inc.	5.0%
ABIOMED, Inc.	4.7
Trex Co., Inc.	3.8
BJ’s Restaurants, Inc.	3.7
Monolithic Power Systems, Inc.	3.6
Ciena Corp.	3.5
HCA Healthcare, Inc.	3.3
Dave & Buster’s Entertainment, Inc.	3.2
Masimo Corp.	3.2
Cognex Corp.	3.1
Total	37.1%

First Trust AQA® Equity Fund
“AT A GLANCE” (Continued)
As of April 30, 2019 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the Russell 3000® Value Index and the Russell 3000® Index from 11/10/2015 through 4/30/2019.

Performance as of April 30, 2019
	Class A Inception 11/10/2015		Class C Inception 11/10/2015		Class I Inception 11/10/2015	Russell 3000® Value Index*	Russell 3000® Index*
Cumulative Total Returns	w/o sales charge	w/max 5.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges
6 Months	6.19%	0.35%	5.80%	4.86%	6.33%	7.61%	9.71%
1 Year	1.84%	-3.76%	1.10%	0.21%	2.11%	8.58%	12.68%
Average Annual Total Returns
Since Inception	11.45%	9.65%	10.65%	10.65%	11.46%	9.84%	12.52%
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

Portfolio Management
First Trust AQA® Equity Fund
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust AQA® Equity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment adviser located in Louisville, Kentucky. Hilliard Lyons manages the Fund using its proprietary quantitative methodology called the Automated Quantitative Analysis (“AQA®”) program.
Portfolio Management Team
Alan Morel – Senior Vice President, Senior Portfolio Manager of Hilliard Lyons
Cory Gerkin, CFA – Vice President, Portfolio Manager of Hilliard Lyons

First Trust AQA® Equity Fund
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust AQA® Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018 - 4/30/2019 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,061.90	$ 8.18	$ 1,000.00	$ 1,016.86	$ 8.00	1.60%
Class C	1,000.00	1,058.00	11.99	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,063.30	6.91	1,000.00	1,018.10	6.76	1.35

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust AQA® Equity Fund
Portfolio of Investments
April 30, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 98.4%
	Airlines – 2.0%
25,141	Hawaiian Holdings, Inc.	$709,228
	Biotechnology – 2.3%
9,239	Enanta Pharmaceuticals, Inc. (a)	805,548
	Building Products – 3.7%
19,060	Trex Co., Inc. (a)	1,320,286
	Capital Markets – 7.4%
2,039	Affiliated Managers Group, Inc.	226,166
25,400	Janus Henderson Group PLC	636,778
7,839	MSCI, Inc.	1,766,754
		2,629,698
	Communications Equipment – 3.4%
31,691	Ciena Corp. (a)	1,215,667
	Construction & Engineering – 5.8%
13,372	Jacobs Engineering Group, Inc.	1,042,214
25,614	Quanta Services, Inc.	1,039,928
		2,082,142
	Diversified Telecommunication Services – 2.8%
17,247	Verizon Communications, Inc.	986,356
	Electronic Equipment, Instruments & Components – 5.1%
21,934	Cognex Corp.	1,106,131
40,149	KEMET Corp.	717,463
		1,823,594
	Health Care Equipment & Supplies – 7.8%
5,967	ABIOMED, Inc. (a)	1,655,306
8,687	Masimo Corp. (a)	1,130,613
		2,785,919
	Health Care Providers & Services – 3.3%
9,182	HCA Healthcare, Inc.	1,168,226
	Hotels, Restaurants & Leisure – 11.7%
26,073	BJ’s Restaurants, Inc.	1,301,304
27,796	Boyd Gaming Corp.	799,969
19,923	Dave & Buster’s Entertainment, Inc.	1,132,423
51,722	Wendy’s (The) Co.	962,546
		4,196,242
	Household Durables – 1.2%
11,344	Toll Brothers, Inc.	432,206
Shares	Description	Value

	Interactive Media & Services – 2.1%
3,830	Facebook, Inc., Class A (a)	$740,722
	Internet & Direct Marketing Retail – 2.6%
23,554	eBay, Inc.	912,718
	IT Services – 2.1%
10,527	Cognizant Technology Solutions Corp., Class A	768,050
	Leisure Products – 2.6%
52,757	Callaway Golf Co.	926,413
	Machinery – 1.2%
27,752	Wabash National Corp.	418,500
	Oil, Gas & Consumable Fuels – 2.3%
6,999	Concho Resources, Inc.	807,545
	Paper & Forest Products – 3.0%
8,688	Boise Cascade Co.	240,571
33,198	Louisiana-Pacific Corp.	831,610
		1,072,181
	Pharmaceuticals – 1.8%
52,156	Corcept Therapeutics, Inc. (a)	645,691
	Professional Services – 2.4%
5,982	Verisk Analytics, Inc.	844,299
	Road & Rail – 2.2%
5,279	Old Dominion Freight Line, Inc.	788,049
	Semiconductors & Semiconductor Equipment – 10.9%
3,407	Broadcom, Inc.	1,084,789
37,193	Kulicke & Soffa Industries, Inc.	865,481
7,533	MKS Instruments, Inc.	685,578
8,106	Monolithic Power Systems, Inc.	1,262,185
		3,898,033
	Software – 2.3%
8,220	Citrix Systems, Inc.	829,891
	Textiles, Apparel & Luxury Goods – 3.0%
29,915	Steven Madden Ltd.	1,087,410
	Thrifts & Mortgage Finance – 1.7%
11,062	Walker & Dunlop, Inc.	607,857

See Notes to Financial Statements

First Trust AQA® Equity Fund
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Tobacco – 1.7%
11,467	Altria Group, Inc.	$623,002
	Total Investments – 98.4%	35,125,473
	(Cost $29,492,888) (b)
	Net Other Assets and Liabilities – 1.6%	573,666
	Net Assets – 100.0%	$35,699,139

(a)	Non-income producing security.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,032,954 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,400,369. The net unrealized appreciation was $5,632,585.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 35,125,473	$ 35,125,473	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust AQA® Equity Fund
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $29,492,888)	$ 35,125,473
Cash	768,702
Receivables:
Investment securities sold	494,227
From investment advisor	25,038
Dividends	11,837
Prepaid expenses	36,904
Total Assets	36,462,181
LIABILITIES:
Payables:
Fund shares redeemed	681,765
12b-1 distribution and service fees	17,319
Transfer agent fees	13,024
Shareholder reporting fees	9,963
Administrative fees	8,717
Audit and tax fees	6,498
Commitment and agency fees	2,407
Trustees’ fees and expenses	2,047
Legal fees	1,639
Financial reporting fees	731
Custodian fees	727
Registration fees	237
Other liabilities	17,968
Total Liabilities	763,042
NET ASSETS	$35,699,139
NET ASSETS consist of:
Paid-in capital	$ 28,925,474
Par value	14,519
Accumulated distributable earnings (loss)	6,759,146
NET ASSETS	$35,699,139
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $18,429,842 and 740,319 shares of beneficial interest issued and outstanding)	$24.89
Maximum sales charge (5.50% of offering price)	1.45
Maximum offering price to public	$26.34
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $15,389,101 and 636,074 shares of beneficial interest issued and outstanding)	$24.19
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $1,880,196 and 75,524 shares of beneficial interest issued and outstanding)	$24.90

See Notes to Financial Statements

First Trust AQA® Equity Fund
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 269,213
Interest	12,113
Total investment income	281,326
EXPENSES:
Investment advisory fees	216,057
12b-1 distribution and/or service fees:
Class A	29,452
Class C	83,193
Transfer agent fees	63,170
Shareholder reporting fees	35,662
Administrative fees	26,035
Commitment and agency fees	18,022
Registration fees	10,239
Trustees’ fees and expenses	8,616
Legal fees	7,165
Custodian fees	6,756
Financial reporting fees	4,586
Listing expense	2,124
Audit and tax fees	1,747
Other	18,233
Total expenses	531,057
Fees waived by the investment advisor	(126,720)
Net expenses	404,337
NET INVESTMENT INCOME (LOSS)	(123,011)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,425,372
Net change in unrealized appreciation (depreciation) on investments	1,083,853
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,509,225
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,386,214
See Notes to Financial Statements

First Trust AQA® Equity Fund
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ (123,011)	$ (389,802)
Net realized gain (loss)	1,425,372	4,738,819
Net change in unrealized appreciation (depreciation)	1,083,853	(5,518,112)
Net increase (decrease) in net assets resulting from operations	2,386,214	(1,169,095)
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(2,430,943)	(598,812)
Class C Shares	(1,723,405)	(501,248)
Class I Shares	(360,816)	(81,020)
Total distributions to shareholders from investment operations	(4,515,164)	(1,181,080)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	3,230,645	15,119,698
Proceeds from shares reinvested	4,304,857	1,133,188
Cost of shares redeemed	(14,812,634)	(12,294,022)
Net increase (decrease) in net assets resulting from capital transactions	(7,277,132)	3,958,864
Total increase (decrease) in net assets	(9,406,082)	1,608,689
NET ASSETS:
Beginning of period	45,105,221	43,496,532
End of period	$35,699,139	$45,105,221

See Notes to Financial Statements

First Trust AQA® Equity Fund
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2016 (a)
Class A Shares		2018	2017
Net asset value, beginning of period	$ 26.42	$ 27.51	$ 20.42	$ 20.00
Income from investment operations:
Net investment income (loss) (b)	(0.04)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss)	1.09	(0.17)	7.50	0.50
Total from investment operations	1.05	(0.33)	7.36	0.42
Distributions paid to shareholders from:
Net realized gain	(2.58)	(0.76)	(0.27)	—
Net asset value, end of period	$24.89	$26.42	$27.51	$20.42
Total return (c)	6.19%	(1.38)%	36.26%	2.10%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,430	$ 24,484	$ 22,117	$ 10,527
Ratio of total expenses to average net assets	2.11% (d)	1.94%	1.91%	2.65% (d)
Ratio of net expenses to average net assets	1.60% (d)	1.60%	1.60%	1.60% (d)
Ratio of net investment income (loss) to average net assets	(0.30)% (d)	(0.56)%	(0.58)%	(0.42)% (d)
Portfolio turnover rate	21%	45%	38%	57%

(a)	Class A Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Based on average shares outstanding.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.
See Notes to Financial Statements

First Trust AQA® Equity Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2016 (a)
Class C Shares		2018	2017
Net asset value, beginning of period	$ 25.84	$ 27.13	$ 20.29	$ 20.00
Income from investment operations:
Net investment income (loss) (b)	(0.12)	(0.37)	(0.31)	(0.23)
Net realized and unrealized gain (loss)	1.05	(0.16)	7.42	0.52
Total from investment operations	0.93	(0.53)	7.11	0.29
Distributions paid to shareholders from:
Net realized gain	(2.58)	(0.76)	(0.27)	—
Net asset value, end of period	$24.19	$25.84	$27.13	$20.29
Total return (c)	5.80%	(2.16)%	35.25%	1.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 15,389	$ 17,121	$ 18,370	$ 12,416
Ratio of total expenses to average net assets	2.94% (d)	2.71%	2.72%	3.48% (d)
Ratio of net expenses to average net assets	2.35% (d)	2.35%	2.35%	2.35% (d)
Ratio of net investment income (loss) to average net assets	(1.05)% (d)	(1.32)%	(1.31)%	(1.17)% (d)
Portfolio turnover rate	21%	45%	38%	57%

(a)	Class C Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Based on average shares outstanding.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.

See Notes to Financial Statements

First Trust AQA® Equity Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2016 (a)
Class I Shares		2018	2017
Net asset value, beginning of period	$ 26.39	$ 27.42	$ 20.30	$ 20.00
Income from investment operations:
Net investment income (loss) (b)	(0.01)	(0.09)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	1.10	(0.18)	7.46	0.33
Total from investment operations	1.09	(0.27)	7.39	0.30
Distributions paid to shareholders from:
Net realized gain	(2.58)	(0.76)	(0.27)	—
Net asset value, end of period	$24.90	$26.39	$27.42	$20.30
Total return (c)	6.33%	(1.16)%	36.58%	1.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,880	$ 3,500	$ 3,010	$ 2,500
Ratio of total expenses to average net assets	2.48% (d)	2.23%	2.22%	3.08% (d)
Ratio of net expenses to average net assets	1.35% (d)	1.35%	1.35%	1.35% (d)
Ratio of net investment income (loss) to average net assets	(0.06)% (d)	(0.32)%	(0.31)%	(0.15)% (d)
Portfolio turnover rate	21%	45%	38%	57%

(a)	Class I Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Based on average shares outstanding.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
1. Organization
First Trust AQA® Equity Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities (specifically, common stocks) of U.S. companies. First Trust Advisors L.P. (“First Trust” or the “Advisor”) typically selects common stocks for investment by the Fund using information produced by a proprietary quantitative methodology developed by the Fund’s sub-advisor called the Automated Quantitative Analysis (“AQA®”) program. In general, the stocks chosen for investment by the Fund are those considered by AQA® to be the most undervalued at the time the portfolio was selected based on a set of pre-determined proprietary screens and evaluations. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust, in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the

Notes to Financial Statements (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$ 180,224
Capital gains	1,000,856
Return of capital	—
As of October 31, 2018, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$ —
Undistributed capital gains	4,545,565
Total undistributed earnings	4,545,565
Accumulated capital and other losses	(213,919)
Net unrealized appreciation (depreciation)	4,556,450
Total accumulated earnings (losses)	8,888,096
Other	—
Paid-in capital	36,217,125
Total net assets	$ 45,105,221
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund incurred and elected to defer qualified late year ordinary losses of $213,919.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

Notes to Financial Statements (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. As of April 1, 2019, the Sub-Advisor is party to an interim sub-advisory agreement that provides for no sub-advisory fee to Hilliard Lyons due to the pending liquidation of the Fund on June 25, 2019. See Note 8 for additional information on the liquidation of the Fund.
First Trust and Hilliard Lyons have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2020 and then from exceeding 1.70% from March 1, 2020 to February 28, 2029 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Hilliard Lyons are subject to recovery on a Fund class level, if applicable, by First Trust and Hilliard Lyons for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the six months ended April 30, 2019 and the expenses borne by First Trust and Hilliard Lyons subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Period Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2018	Six Months Ended April 30, 2019	Total
$ 126,720	$ —	$ 49,997	$ 136,315	$ 175,140	$ 126,720	$ 488,172
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
4. Capital Share Transactions
Capital transactions were as follows:
	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value
Sales:
Class A	67,850	$ 1,671,829	302,353	$ 8,681,663
Class C	52,716	1,238,772	156,203	4,475,242
Class I	12,682	320,044	65,542	1,962,793
Total Sales	133,248	$ 3,230,645	524,098	$ 15,119,698
Dividend Reinvestment:
Class A	113,342	$ 2,303,097	20,407	$ 576,285
Class C	83,098	1,645,350	17,168	477,449
Class I	17,557	356,410	2,822	79,454
Total Dividend Reinvestment	213,997	$ 4,304,857	40,397	$ 1,133,188
Redemptions:
Class A	(367,760)	$ (8,952,192)	(199,802)	$ (5,683,348)
Class C	(162,224)	(3,763,960)	(187,953)	(5,288,146)
Class I	(87,354)	(2,096,482)	(45,508)	(1,322,528)
Total Redemptions	(617,338)	$ (14,812,634)	(433,263)	$ (12,294,022)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2019, were $8,552,519 and $18,215,333, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2019.
8. Fund Liquidation
On April 18, 2019, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. The liquidation of the Fund is expected to be effective on or about June 25, 2019 (the “Liquidation Date”).
Effective as of market close on April 18, 2019, the Fund ceased accepting purchase orders from new or existing investors, with the exception of certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans); such accounts can continue to make investments in the Fund at the discretion of the Fund’s officers.

Notes to Financial Statements (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
Shareholders of the Fund may redeem or exchange their shares at any time prior to the Liquidation Date. If a shareholder has not redeemed or exchanged his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be distributed to the shareholder. Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value (“NAV”).
To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, after April 18, 2019, the Fund is expected to deviate from its stated investment strategies and policies and is no longer managed to meet its investment objective.
Shareholders may exchange their shares for shares of the same class of another First Trust non-exchange-traded fund, open-end fund or redeem their shares prior to the Liquidation Date at NAV without the payment of any contingent deferred sales charge (“CDSC”). Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the NAV per share for all shares they own on the Liquidation Date without the deduction of any CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those shareholders participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles.
Redemptions or exchanged of shares (including redemptions caused by liquidation) are generally taxable. Shareholders should consult their personal tax advisor concerning their particular tax situation.
9. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Additional Information (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
INVESTMENT STRATEGY RISK. In selecting securities for the Fund’s portfolio, the Fund’s portfolio managers employ a quantitative strategy that utilizes screens in an attempt to identify undervalued securities. There is no guarantee that this strategy will be successful in identifying such securities or that the intrinsic value of such securities will ever be recognized by the market. Companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Additionally, the screens utilized by the strategy may limit the number of investment opportunities available to the Fund and could cause the Fund to invest a relatively high percentage of its assets in a limited number of issuers. Such screens may cause the Fund to underperform funds with broader investable universes, or the market as a whole, and could make the Fund more susceptible to a single adverse economic or regulatory occurrence than other more diversified funds.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MODEL RISK. The Fund relies heavily on a proprietary quantitative model that uses information and data supplied by third parties. When the model and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management in experience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Sub-Advisory Agreement
Board Considerations Regarding Approval of Interim Investment Sub-Advisory Agreement
The Board of Trustees (the “Board”) of First Trust Series Fund (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), unanimously approved an Interim Investment Sub-Advisory agreement (the “Interim Agreement”) among the Trust on behalf of First Trust AQA® Equity Fund (the “Fund”), First Trust Advisors L.P. (the “Advisor”) and J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”). The Board approved the Interim Agreement at a meeting held on March 11, 2019. The Board determined that the Interim Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
Hilliard Lyons currently serves as investment sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (the “Current Agreement”) among the Trust on behalf of the Fund, the Advisor and Hilliard Lyons. In December 2018, the Board was informed that HL Financial Services, LLC (“HLFS”), the parent company of Hilliard Lyons, had entered into an agreement with Baird Financial Corporation (“BFC”), pursuant to which BFC will purchase all outstanding equity interests of HLFS (the “Transaction”). The Board was also informed that the consummation of the Transaction, which is expected to occur on April 1, 2019, would result in an “assignment” of the Current Agreement under the 1940 Act, and as a result the Current Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. In March 2019, Hilliard Lyons informed the Board that it desired to terminate its relationship with the Fund following the consummation of the Transaction, but that it was willing to enter into the Interim Agreement for a period of up to 150 days following the Transaction to facilitate an orderly transition of advisory services or wind down of the Fund. The Board considered the approval of the Interim Agreement to provide for the continued management of the Fund until a final decision could be made for the transition or termination of the Fund.

Additional Information (Continued)
First Trust AQA® Equity Fund
April 30, 2019 (Unaudited)
To reach its determination in approving the Interim Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. On March 1, 2019, counsel to the Independent Trustees provided Hilliard Lyons with a request for information regarding Hilliard Lyons and the Transaction. At an executive session held on March 5, 2019, as well as at the meeting held on March 11, 2019, the Board, including the Independent Trustees, discussed the Transaction and Hilliard Lyons’ desire to terminate its relationship with the Fund and reviewed materials provided by Hilliard Lyons that outlined its management of the Fund under the Interim Agreement; the services to be provided by Hilliard Lyons (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate under the Interim Agreement; and information on Hilliard Lyons’ compliance program. The Board applied its business judgment to determine whether the Interim Agreement would be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Interim Agreement, the Board had received sufficient information to approve the Interim Agreement.
In reviewing the Interim Agreement, the Board considered the nature, extent and quality of the services to be provided by Hilliard Lyons under the Interim Agreement. With respect to the Interim Agreement, the Board reviewed the materials provided by Hilliard Lyons and considered the services that Hilliard Lyons would provide to the Fund, including Hilliard Lyons’ day-to-day management of the Fund’s investments. In considering Hilliard Lyons’ management of the Fund, the Board noted that the same portfolio management team currently providing sub-advisory services to the Fund under the Current Agreement would continue to provide services to the Fund under the Interim Agreement. The Board also noted Hilliard Lyons’ statements that the Transaction will not result in any diminution in the scope and quality of the services provided to the Fund and that Hilliard Lyons anticipates no changes to the key personnel who provide services to the Fund, including compliance personnel, and no changes in how the Fund’s investment portfolio will be managed except as necessary to accommodate the liquidation of the Fund, if applicable. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by Hilliard Lyons under the Interim Agreement are expected to be satisfactory.
The Board considered the sub-advisory fee rate to be payable under the Interim Agreement for the services provided, noting that Hilliard Lyons agreed to waive its sub-advisory fee during the term of the Interim Agreement to accommodate the Fund and its shareholders during this transition period and therefore, as required by Rule 15a-4 under the 1940 Act, the sub-advisory fee under the Interim Agreement would be no greater than the fee under the Current Agreement.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Interim Agreement were fair and reasonable and that the approval of the Interim Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Series Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	July 2, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	July 2, 2019

* Print the name and title of each signing officer under his or her signature.